UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09973

Excelsior Venture Investors III, LLC

(Exact name of registrant as specified in charter)

225 High Ridge Road

Stamford, CT 06905

(Address of principal executive offices) (Zip code)

Robert F. Aufenanger

UST Advisors, Inc.

225 High Ridge Road

Stamford, CT 06905

(Name and address of agent for service)

Registrant’s telephone number, including area code: 203-352-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

EXCELSIOR

VENTURE INVESTORS III, LLC

ANNUAL REPORT

October 31, 2006

LETTER TO MEMBERS

Dear Members,

We are pleased to present the 2006 annual report for Excelsior Venture Investors III, LLC for the fiscal year ended October 31, 2006. Excelsior Venture Investors III, LLC has invested in Excelsior Venture Partners III, LLC (the “Fund” or the “Company”), and information about the Fund is provided below.

At the end of the Fund’s fourth quarter, which ended on October 31, 2006, the portfolio consisted of 10 direct active investments valued at approximately $49.0 million and 9 LP investment commitments valued at approximately $12.5 million. On October 31, 2006 the Fund’s net asset value (NAV) stood at $255.96 per unit, down from its $316.21 per unit at the end of 2005. The decrease in the Fund’s net asset value can primarily be attributed to unrealized valuation changes in many of the Fund’s portfolio companies. The portfolio currently holds a number of high-potential deals which we expect to mature and show results over the next few years. The Fund’s private, public and third-party investments are summarized below.

Industry Observation (Source: NVCA):

Venture capital investing in 2006 continues to be robust with total investments averaging slightly over $6 billion per quarter. In the third quarter 2006, venture funds invested $6.2 billion in 797 deals as reported by the National Venture Capital Association. Fund raising among the venture firms have also been stable with 52 venture funds raising $4.9 billion dollars in the last quarter. One key trend we are witnessing is the number of first time funds that were formed in 2006 — of the 158 funds that closed, approximately 18% were first time funds. Most of these funds have been formed by groups that are spun out of established funds or successful serial entrepreneurs are migrating over to the venture investment segments. We believe this is a good sign as these funds are being started by seasoned investors, entrepreneurs and managers.

In contrast to last year where relatively small number of funds was focused on early stage, 2006 has seen a healthy investment in the seed and early stage sectors. This is primarily a function of the number of funds that have closed this year and hence are deploying capital actively in early stage deals. In the third quarter of this year, seed and early stage sector received $1.2 billion investments in 278 companies — a 10% increase over the last quarter. Conversely, funding for expansion stage companies fell 10% in the third quarter compared to last and the number of deals also fell by 20% in the same period.

2006 has been a challenging year for venture backed companies as the public markets have not been very attractive. In this third quarter 2006, only 8 venture backed companies raised $934 million through IPO’s representing the slowest quarter for public exits since 2003. This is also a significant decrease compared to the same period last year when 19 venture backed companies raised more than $2 billion in the public markets. In addition, given the regulatory and market risks associated with public companies, the IPO option is not being viewed favorably by many private companies. In the short term, many venture backed companies and entrepreneurs seem to accept private sales as a reasonable option to create liquidity.

On the M&A front, there has been some growth in the deal size of the transactions in Q3 2006. The median deal size of acquisitions increased to $60 million compared to the median deal size of $48 million in the second quarter 2006. Technology sector dominated the M&A front with 52 deals (out of 72 deals in Q3) at a value of $1.6 billion. On the exit multiple front, 21% returned 10x returns; 38% returned between 1-4X of invested capital and 38% of the deals did not return the original investment.

Clearly 2006 has been a challenging year in generating liquidity for venture backed companies and most of the venture funds have been forced to support their portfolio companies much longer than their original plans. In spite of the weak IPO markets, the long term returns — 10 and 20 year — of venture capital as an asset class is still very strong between 21% and 16.5% respectively. In addition, in the last 5 quarters the 5 year returns of venture backed companies have been steadily improving as the companies that survived the tech bubble are growing and exiting at a reasonably good pace. The Fund is optimistic that a number of our portfolio companies are also on a growth path to successful exits in the next 18 — 24 months.

*	This amount represents money market instruments and other cash equivalents held to fund follow-on investments in private companies, to meet contractual commitments to private investment funds and operation expense requirements of the Fund.

Investments Held — Private

•	Archemix Corporation (“Archemix”)

Description: Archemix is a biopharmaceutical company leading the development of aptamers as a new class of directed therapeutics for the prevention and treatment of chronic and acute disease. Aptamers can be used in a wide range of disease areas, including many of those currently addressed by protein-based therapeutics, and can be produced quickly and economically. With a portfolio of over 300 patents and patent applications, Archemix holds the key to the development of aptamer technology and its implications for the pharmaceutical industry. The company is focused on using its expertise to aggressively pursue drug discovery and development in a variety of areas. As of October 31, 2006, the Fund has invested $2.7 million in Archemix.

2006 Activity and Outlook: The company signed a partnership with Elan Corp. for the development of aptamer-based therapies for auto-immune diseases. The company also signed an expanded partnership with Nuvelo. In both cases, the partnerships allow for initial payments to Archemix, payments for reaching milestones with specific therapeutic compounds, and sharing of royalties from the eventual products that are co-developed by Archemix and its partners. The company will continue to seek the establishment of additional aptamer development and marketing relationships in other therapeutic areas.

•	Cydelity (“Cydelity”, formerly Datanautics, Inc.)

Description: In August 2004, the company was repositioned to develop products for the high growth area of Internet Security and Online Fraud Management and was subsequently named Cydelity. This market opportunity is a logical extension to the company’s existing web analytics technology, as it has a number of capabilities that can be applied to this rapidly emerging market segment. The decision to reposition the company was driven primarily by significant market need to proactively avoid some of the recent high profile security infringements. The specific focus area for the company’s technology is in controlling and monitoring fraudulent access and behavior by individuals who have (or appear to have) valid system/network credentials. As of October 31, 2006, the Fund has invested $6.4 million in Cydelity, and had previously invested $4 million in Datanautics.

2006 Activity and Outlook: Although Cydelity has been meeting investor milestones in product development, management and operations, it had significant difficulties in attracting outside investor capital. Since the Fund is unable to support the company on its own, the Cydelity board has decided to pursue M&A activities to sell the company. Currently the company is in discussions with potential acquirers with a transaction anticipated in the first quarter of 2007.

•	Ethertronics, Inc. (“Ethertronics”)

Description: Ethertronics designs and manufactures the industry’s only Isolated Magnetic Dipole™ (IMD) internal antennas for wireless devices. Used in cellular and wireless LAN applications — phones, notebooks, LAN cards, PDAs, Bluetooth devices and GPS receivers — IMD antennas provide longer-range, increased signal strength and improved voice/data quality inside buildings, particularly in noisy environments and in fringe network coverage areas. As of October 31, 2006, the Fund has invested $8.6 million in Ethertronics.

2006 Activity and Outlook: In 2006, Ethertronics met all the sales, operations and cash flow goals set by the investors and board. The company has become a key supplier to top tier vendors like Amoi, Casio, Compal, HP, Lenovo, Mobicom, Samsung, Symbol/Motorola and Techfaith. The company has an aggressive growth plan for next year including achieving cash flow breakeven by mid 2007.

•	Genoptix, Inc. (“Genoptix”)

Description: Genoptix provides Personalized Medicine Services to hematologists and oncologists and their patients through its CLIA- and CAP-certified testing laboratory to aid in the treatment of blood and bone-marrow malignancies. Genoptix’s Personalized Medicine Services combines proprietary and exclusive tests with advanced clinical techniques to provide comprehensive evaluation to individual patients. The company’s tests monitor an individual patient’s response to chemotherapeutic agents in leukemia and other blood-related cancers. These services help physicians deliver personalized patient management which results in accurate diagnoses, more effective treatment, reduced adverse effects, enhanced monitoring and improved outcomes. As of October 31, 2006, the Fund has invested $4.8 million in Genoptix.

2006 Activity and Outlook: Genoptix has expanded its business significantly in the past year. To support further growth, Genoptix moved to a new location for its headquarters and laboratory facilities in Carlsbad CA, north of San Diego. The company increased the suite of tests it offers to include a new circulating tumor cell test made by Veridex, a Johnson and Johnson company. Genoptix was one of the first two laboratories to offer the CellSearch System, the only FDA cleared test that identifies circulating tumor cells (CTCs) in patients with metastatic breast cancer. Genoptix also presented at the UBS Global Healthcare conference.

•	LogicLibrary, Inc. (“LogicLibrary”)

Description: LogicLibrary is the leading provider of a software system that enables the management and reuse of software development assets for large enterprises and IT environments. The company’s patent-pending technology provides a comprehensive and collaborative approach for creating, migrating and integrating enterprise applications for use in service-oriented architecture, web services and other software development initiatives. As of October 31, 2006, the Fund has invested $5.0 million in LogicLibrary.

2006 Activity and Outlook: LogicLibrary promoted its former head of Marketing to be the new CEO of the company and he has re-energized the company’s sales and marketing efforts. LogicLibrary recently announced a significant expansion of its relationship with IBM Global Services and released version 5.0 of its flagship Logidex product. As is the case with several others of our portfolio companies, LogicLibrary and its Board of Directors are exploring certain potential M&A opportunities given what we perceive as the desire on the part of certain larger software vendors to build up their positions in the service-oriented architecture software development where LogicLibrary is positioned.

•	NanoOpto Corporation (“NanoOpto”)

Description: NanoOpto Corporation is applying proprietary nano-fabrication technology to the rapid design and high volume manufacturing of nano-optic devices for optical components and systems for consumer electronics, commercial, and communications platforms. The company’s nanometer scale optical function design capability combined with wafer-scale manufacturing methods delivers optical components that allow rapid prototyping, higher performance and lower systems cost. Both independently and with industry partners, NanoOpto uses its technology to produce superior versions of standard optical components and new classes of integrated optical subassemblies for both custom and general applications. As of October 31, 2006, the Fund has invested $4.6 million in NanoOpto.

2006 Activity and Outlook: In 2006, the company successfully scaled manufacturing and operations capabilities and has started supplying sample products to companies like Sony, Omnivision, Flextronics, Panasonic and JVC. The company also built a strong relationship with Sumitomo Metals Mining Company which controls a large portion of the global market for garnet substrate on which many of NanoOpto’s products are imprinted. The company also signed a strategic joint development and sales agreement with Moxtek, one of the large suppliers to the consumer electronics industry.

•	OpVista, Inc. (“OpVista”)

Description: OpVista provides advanced optical network solutions for advanced video and IP services. The company’s reconfigurable optical transport systems are uniquely suited to deliver triple play convergence, especially advanced video and IP services, for cable and communications service providers. As of October 31, 2006, the Fund has invested $13.7 million in OpVista.

2006 Activity and Outlook: In 2006, the company has become one of the leading suppliers of advance video solutions to the cable markets and is a preferred vendor for Cox, Time Warner Cable, TW Telco, Liberty Media, Service Electric and others. It has done an excellent job in meeting all the revenues, operations, management and product development milestones. During 2006, the company has made good progress in outsourcing manufacturing and plans to improve margins by consistent cost reductions. The company has a 10% market share in its market segments behind Cisco and Fujitsu and anticipates more than doubling its revenues in the next 12 months. The company was also able to raise a large financing round from Doll Capital — a top tier venture firm in Silicon Valley — to meet the expansion and working capital needs.

•	Pilot Software, Inc. (“Pilot”)

Description: Pilot provides operational performance management solutions — a combination of domain expertise, a proven approach and award-winning software — that enable organizations to rapidly achieve objectives by aligning execution with strategy. Sample customers who are using Pilot’s solutions include: Kaplan University, Pinellas county, Santa Barbara county, GSA, American Heart Association, HealthNet, KLA-Tencor, Coors/Molson, K-Mart/Sears Holdings and Yahoo. As of October 31, 2006, the Fund has invested $9.5 million in Pilot.

2006 Activity and Outlook: The market for Operational Performance management appears to be ramping up in the next 12-18 months and Pilot is positioned well to take advantage of that growth. In the last 2 quarters the average deal size that the company won has increased significantly and the company has met its revenue goals. The management team has also done an excellent job in managing the expenses and the current plan is to achieve cash flow break even by md-2007. Recently, Pilot was approached by a later stage venture firm for making working capital investments and the Fund is exploring these potential investment options for growth. Since the Fund is the largest shareholder in Pilot, it is also exploring M&A opportunities on a selective basis.

•	Silverback Systems, Inc. (“Silverback”)

Description: The company designs, manufactures and markets components which enable IP storage solutions and true network convergence for SAN, NAS and LAN. Silverback accelerates the design and performance of storage networking equipment through a comprehensive package of silicon, firmware and drivers. Also, because the company offers a complete development program, they accelerate the adoption of IP storage by helping equipment vendors provide a cost effective deployment solution for small, medium and eventually large enterprises. As of October 31, 2006, the Fund has invested $8.3 million in Silverback.

2006 Activity and Outlook: The company was successful in receiving a new strategic investment from Network Appliance and is one of the preferred vendors for the SMB business within NetApp. Despite this the company required significant amount of capital for its next phase of growth. Most of the existing investors, including the Fund, were unable to meet the large financing needs and the company was not successful in attracting outside capital. Based on this, the board and investors have decided to pursue M&A opportunities and the company has received an offer from a large semiconductor company. Negotiations are under way now and the plan is to consummate a sale by the first quarter of 2007.

•	Tensys Medical, Inc. (“Tensys”)

Description: Tensys designs, develops, manufactures and markets a continuous, non-invasive arterial blood pressure management system. This method is more effective than intermittent cuff-based systems and far less invasive than arterial cannulation. As of October 31, 2006, the Fund has invested $6.5 million in Tensys.

2006 Activity and Outlook: Tensys continues to invest in research and development to refine its non-invasive blood-pressure-monitoring products to improve market acceptance. Feedback on the company’s existing products indicate that usability issues present a key stumbling block as any device being sold into the highly complex operating room environment must integrate with and complement existing staff behaviors. As a result, development efforts for the next-generation Tensys product centers around simplifying the cuff that is placed on a patient’s wrist and providing a product that gives initial data to practitioners about patient conditions within seconds of application.

Exits

The Fund liquidated its interest in seven of its portfolio companies since inception. As a result of these exits, the Fund realized proceeds of $25.9 million. Total cost for these seven companies was $35.6 million:

EVP III liquidated its interest in Adeza Biomedical Corporation (“Adeza”), a developer of diagnostic products for women’s healthcare. In liquidating this investment, the Fund realized proceeds of $6.9 million on its original $3.0 million investment in Adeza.

The Fund sold its interest in NetLogic Microsystems (“NetLogic”), a manufacturer of products that enable the global infrastructure of networking and optical communications to achieve their highest performance. As a result of the sale, the Fund realized proceeds of $4.4 million on its original $5.0 million investment in NetLogic.

The Fund liquidated Gyration, a provider of hardware and software solutions for business communication, PC and gaming markets. The Fund received proceeds of $7.9 million on its original $6.8 million investment following the liquidation of the Company.

The Fund sold its interest in Senomyx, a developer of flavors, flavor enhancers and taste modulators for the packaged food and beverage industry. The Fund realized proceeds of $3.7 million on its original $1.5 million investment in Senomyx.

Monterey Design Systems (“Monterey”), a developer of advanced physical software solutions for the semiconductor industry, was sold in the second quarter. As a result of the sale, the Fund received proceeds of $0.8 million on its original $7.8 million investment in Monterey.

The Fund sold its interest in LightConnect which manufactures innovative MEMS (micro electro-mechanical systems) components and modules for next generation optical networks. As a result of the sale in the second quarter 2006, the Fund received proceeds of $1.5 million on its original $6.0 million investment in LightConnect.

The Fund sold its interest in Virtual Silicon Technologies (“VST”) and received proceeds of $0.7 million. The Fund originally invested $5.6 million in VST.

Since its inception, the Fund has written four investments down to zero. These write downs represent a collective $15.9 million in total cost across the four investments:

The Fund made a $4.9 million investment in Chips and Systems, of which the initial investment was made in March 2004. Due to lack of support from external and current investors the Company is currently in bankruptcy proceedings and will attempt to wind up its affairs by year-end 2006.

Ancile Pharmaceuticals (“Ancile”) was a specialized pharmaceutical company focused on the development of prescription botanical drugs. Since the data for a new drug trial did not show clear efficacy, investors chose not to continue funding the company. The Fund invested a total of $3.9 million in Ancile.

A $2.0 million investment in Cenquest, Inc. (“Cenquest”) was written down due to the company’s disappointing execution in a highly competitive industry. Cenquest was focused on the corporate training industry by acting as an intermediary provider of accredited business and management degree programs to large corporations.

MIDAS Vision Systems, Inc. (“MIDAS”), a developer of automated optical inspection systems, was unable to reverse sales declines due to the significant drop-off in capital expenditure spending in the semiconductor industry in 2001-2002. As a result, the Fund wrote down its $5.1 million investment, made in December 2001 and March 2003.

Investments Held — Third Party Investment Funds

•	Advanced Technology Ventures VII, L.P. (“ATV”) is a $700 million venture capital fund targeting multi-stage information technology, communications and life sciences companies. As of October 31, 2006, ATV has drawn a net of approximately $1.9 million of the Fund’s $2.7 million capital commitment. At October 31, 2006, the total value (fair market value plus net distributions) of this investment was $1.7 million.

•	Burrill Life Sciences Capital Fund (“Burrill”) is a $200 million venture capital fund established to invest primarily in innovative, early-stage life science venture opportunities. As of October 31, 2006, Burrill has drawn a net of approximately $1.6 million of the Fund’s $3.0 million capital commitment. At October 31, 2006, the total value (fair market value plus net distributions) of this investment was $1.4 million.

•	CHL Medical Partners II, L.P. (“CHL”) is a $125 million venture capital fund targeting start-up and early-stage medical technology and life sciences companies. As of October 31, 2006, CHL has drawn a net of approximately $1.4 million of the Fund’s $2.0 million capital commitment. At October 31, 2006, the total value (fair market value plus net distributions) of this investment was $1.4 million.

•	CMEA Ventures VI, L.P. (“CMEA”) is a $100 million venture capital fund targeting both early life science and information technology companies. As of October 31, 2006, CMEA has drawn a net of approximately $1.0 million of the Fund’s $3.0 million capital commitment. At October 31, 2006, the total value (fair market value plus net distributions) of this investment was $1.1 million.

•	Morgenthaler Venture Partners VII, L.P. (“Morgenthaler”) is an $850 million venture capital fund targeting multi-stage information technology, communications and health care companies. As of October 31, 2006, Morgenthaler has drawn a net of approximately $2.3 million of the Fund’s $3.0 million capital commitment. At October 31, 2006, the total value (fair market value plus net distributions) of this investment was $1.9 million.

•	Prospect Venture Partners II, L.P. (“Prospect”) is a $500 million venture capital fund targeting multi-stage life sciences companies. As of October 31, 2006, Prospect has drawn a net of approximately $2.3 million of the Fund’s $3.0 million capital commitment. At October 31, 2006, the total value (fair market value plus net distributions) of this investment was $2.3 million.

•	Sevin Rosen IX, L.P. (“Sevin Rosen”) is a top-tier early-stage venture capital firm, which closed a $305 million venture capital fund dedicated to early-stage technology investments. As of October 31, 2006, Sevin Rosen has drawn a net of approximately $1.3 million of the Fund’s $3.0 million capital commitment. At October 31, 2006, the total value (fair market value plus net distributions) of this investment was $1.2 million.

•	Tallwood II, L.P. (“Tallwood”) is a $150 million venture capital fund established to invest in attractive, early-stage growth companies possessing leading-edge technology in the semiconductor industry. As of October 31, 2006, Tallwood has drawn a net of approximately $2.0 million of the Fund’s $3.0 million capital commitment. At October 31, 2006, the total value (fair market value plus net distributions) of this investment was $1.6 million.

•	Valhalla Partners, L.P. (“Valhalla”) is a $200 million venture capital fund established to invest in attractive early-stage venture capital investments in information technology companies in the Mid-Atlantic region. As of October 31, 2006, Valhalla has drawn a net of approximately $1.7 million of the Fund’s $3.0 million capital commitment. At October 31, 2006, the total value (fair market value plus net distributions) of this investment was $1.6 million.

Looking forward, and as the portfolio enters into its harvest stage, we intend to continue to direct the Fund’s resources toward those companies we believe have the greatest potential for successful exits and manage these companies in a judicious manner. We are optimistic about the longer-term prospects of the Fund’s portfolio. Overall, we believe that the Fund is currently positioned to create value for its investors as it enters its harvest stage.

Respectfully submitted,

Raghav Nandagopal	David Bailin
Co-Chief Executive Officer	Co-Chief Executive Officer

I, David Bailin and Raghav Nandagopal, on behalf of the U.S. Trust Alternative Investments Division, certify that: the views expressed in these materials accurately reflect our personal views about the subject securities and issuers and that no part of our compensation was, is or will be related to the specific recommendations or views contained in these materials.

Alternative investments are sold to qualified investors only by a Confidential Offering Memorandum. An investment in an alternative investment fund is speculative and should not constitute a complete investment program. This summary is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy interests in any security, investment, or fund, nor does it contend to address the financial objectives, situation or specific needs of any individual reader. Likewise, the information presented does not constitute, and should not be construed as, investment advice or recommendations with respect to the securities mentioned. U.S. Trust Corporation is a wholly owned subsidiary of The Charles Schwab Corporation. Additional information is available upon request. Past performance is no guarantee of future results. 1206jp033

Excelsior Venture Investors III, LLC

Portfolio of Investments October 31, 2006

Units		Value (Note 1)
INVESTMENT PARTNERSHIP — 99.94%
187,409	Excelsior Venture Partners III, LLC (Cost $86,800,351)	$47,969,297

Principal
MONEY MARKET INSTRUMENTS — 0.26%
$125,000	Federal Home Loan Bank 4.98%, 11/01/06	125,000

TOTAL INVESTMENTS (Cost $86,925,351) — 100.20%		48,094,297
OTHER ASSETS & LIABILITIES (NET) — (0.20)%		(94,927)

NET ASSETS — 100.00%		$47,999,370

See accompanying Notes and attached Financial Statements of Excelsior Venture Partners III, LLC

Excelsior Venture Investors III, LLC

Statement of Assets and Liabilities

October 31, 2006

ASSETS:
Investment in Excelsior Venture Partners III, LLC (Cost $86,800,351) (Note 1)	$47,969,297
Short term investments, at value	125,000
Cash	2,048
Other assets	45

Total Assets	48,096,390

LIABILITIES:
Administration fees payable (Note 2)	27,500
Professional fees payable	58,812
Miscellaneous expenses	6,950
Board of Managers’ fees payable (Note 2)	3,750
Management fees payable (Note 2)	8

Total Liabilities	97,020

NET ASSETS	$47,999,370

NET ASSETS consist of:
Paid-in capital	$71,849,055
Unrealized (depreciation) on investments	(23,849,685)

Total Net Assets	$47,999,370

Units of Membership Interests Outstanding (no par value, 400,000 authorized)	189,809
NET ASSET VALUE PER UNIT	$252.88

See accompanying Notes and attached Financial Statements of Excelsior Venture Partners III, LLC

Excelsior Venture Investors III, LLC

Statement of Operations

For the Year Ended October 31, 2006

NET INVESTMENT (LOSS) ALLOCATED FROM PORTFOLIO (Note 1):
Interest income	$759,933
Dividend income	26,390
Expenses	(1,191,548)

Net investment (loss) allocated from Portfolio	(405,225)

FUND INVESTMENT INCOME:
Interest income	11,592

Total Fund Investment Income	11,592

FUND EXPENSES:
Administration fees (Note 2)	132,673
Professional fees	47,687
Printing fees	20,506
Board of Managers’ fees (Note 2)	18,750
Management fees (Note 2)	118
Miscellaneous expenses	14,369

Total Fund Expenses	234,103

NET INVESTMENT (LOSS)	(627,736)

NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS ALLOCATED FROM PORTFOLIO (Note 1):
Net realized loss on investments	(2,865,467)
Net change in unrealized (depreciation) on investments	(8,020,924)

NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS ALLOCATED FROM PORTFOLIO	(10,886,391)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(11,514,127)

See accompanying Notes and attached Financial Statements of Excelsior Venture Partners III, LLC

Excelsior Venture Investors III, LLC

Statements of Changes in Net Assets

	Year Ended October 31,
	2006	2005
OPERATIONS:
Net investment (loss)	$(627,736)	$(1,012,784)
Net realized (loss) on investments	(2,865,467)	(5,413,260)
Net change in unrealized (depreciation) on investments	(8,020,924)	(1,280,520)

Net (decrease) in net assets resulting from operations	(11,514,127)	(7,706,564)

DISTRIBUTIONS TO UNITHOLDERS:	(0)	(6,643,315)

Net decrease in net assets	(11,514,127)	(14,349,879)

NET ASSETS:
Beginning of year	59,513,497	73,863,376

End of year	$47,999,370	$59,513,497

See accompanying Notes and attached Financial Statements of Excelsior Venture Partners III, LLC

Excelsior Venture Investors III, LLC

Statement of Cash Flows

For the Year Ended October 31, 2006

CASH FLOWS FROM OPERATING ACTIVITIES:
Net (Decrease) in Net Assets Resulting from Operations	$(11,514,127)
Adjustments to reconcile net (decrease) in net assets resulting from operations to net cash provided by operating activities:
Net investment loss allocated from Excelsior Venture Partners III, LLC	405,225
Net realized loss allocated from Excelsior Venture Partners III, LLC	2,865,467
Net change in unrealized depreciation on investments allocated from Excelsior Venture Partners III, LLC	8,020,924
Net increase in short term investments	(125,000)
Decrease in management fees payable	(58)
Increase in Board of Managers’ fees payable	3,250
Decrease in other expenses payable	(1,278)

Net cash used in operating activities	(345,597)

CASH FLOWS FROM FINANCING ACTIVITIES
Distribution to unitholders	0
Net decrease in cash	(345,597)
Cash at beginning of year	347,645

Cash at end of year	$2,048

See accompanying Notes and attached Financial Statements of Excelsior Venture Partners III, LLC

Excelsior Venture Investors III, LLC

Financial Highlights — Selected Per Unit Data and Ratios

Per Unit Operating Performance:(1)
	Year Ended October 31,
	2006(2)	2005(2)		2004(2)		2003(2)	2002(2)
NET ASSET VALUE, BEGINNING OF PERIOD	$313.54	$389.15		$411.43		$465.95	$492.50
Deduction of offering cost from contributions	—	—		—		—	—
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(3.31)	(5.34)		(8.71)		(7.83)	(5.59)
Net realized and unrealized (loss) on investment transactions	(57.35)	(35.27)		(13.57)		(46.69)	(20.96)

Total from investment operations	(60.66)	(40.61)		(22.28)		(54.52)	(26.55)

DISTRIBUTIONS	0	(35.00)		—		—	—

NET ASSET VALUE, END OF PERIOD	$252.88	$313.54		$389.15		$411.43	$465.95

TOTAL NET ASSET VALUE RETURN(4)	(19.35)%	(11.43)%		(5.42)%		(11.70)%	(5.39)%

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$47,999	$59,513		$73,863		$78,093	$88,441
Ratios to Average Net Assets:(7)
Gross Expenses	2.61%	2.73%		2.73%		2.46%	2.62%
Net Expenses	2.61%	2.73%		2.60	%(5)	2.46%	2.38	%(3)
Net Investment Loss	(1.15)%	(1.49)%		(2.15)%		(1.81)%	(1.16)%
Portfolio Turnover Rate	0%	0	%(6)	0%		0%	0%
(1)	Selected data for a unit of membership interest outstanding throughout each period.
(2)	Implementation of new accounting provisions resulted in changes in the methodology of the calculations. See Note 1E for further discussion.
(3)	Net of expense reversals.
(4)	Total investment return based on per unit net asset value reflects the effects of changes in net asset value based on the performance of the Fund during the period and assumes dividends and distributions, if any, were reinvested. The Fund’s units were issued in a private placement and are not traded. Therefore market value total investment return is not calculated.
(5)	Net of reimbursement from affiliate of $99,797 or $0.53 per share see Note 2.
(6)	Calculation excludes distribution from Excelsior Venture Partners III, LLC.
(7)	Ratios include income and expenses from the Portfolio.

See accompanying Notes and attached Financial Statements of Excelsior Venture Partners III, LLC

EXCELSIOR VENTURE INVESTORS III, LLC

NOTES TO FINANCIAL STATEMENTS

October 31, 2006

Note 1 — Significant Accounting Policies

Excelsior Venture Investors III, (the “Fund”) is a non-diversified, closed-end management investment company which has registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Fund was established as a Delaware limited liability company on June 1, 2000. The Fund commenced operations on April 6, 2001. The Fund sold 189,809 units via a public offering which closed on May 11, 2001.

The Fund intends to achieve its investment objective of long-term capital appreciation by investing its assets primarily in Excelsior Venture Partners III, LLC (the “Portfolio”), a separate, closed-end, non-diversified investment company that has elected to be treated as a business development company or “BDC” under the Investment Company Act. The Fund and Portfolio share substantially the same investment objectives and policies.

Costs incurred in connection with the initial offering of units of the Fund during the period ended October 31, 2001 totaled $263,899. Each member’s pro rata share of these costs was deducted from his, her or its initial capital contribution.

The following is a summary of the Fund’s significant accounting policies. Such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies and are consistently followed in the preparation of the financial statements. Accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The performance of the Fund is directly affected by the performance of the Portfolio, and the accounting policies of the Portfolio (such as valuation of investments of the Portfolio) will affect the Fund. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

A.  Investment Valuation:

The valuation of the Fund’s assets is dependent on the valuation of the Portfolio’s investment securities. Because the Fund invests its assets in interests of the Portfolio, the Fund’s net asset value will reflect the fair value of its interest in the Portfolio (which, in turn, reflects the underlying value of the Portfolio’s assets and liabilities). As of October 31, 2006, the value of the Fund’s investment in the Portfolio was $47,969,297 and represented an ownership of 63.48% of the Portfolio. Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

The Fund values portfolio securities quarterly and at other such times as, in the Board of Managers (the “Board” or “Board of Managers”) view, circumstances warrant. Securities for which market quotations are readily available generally will be valued at the last sale price on the date of valuation or, if no sale occurred, at the mean of the latest bid and ask prices; provided that, as to such securities that may have legal, contractual or practical restrictions on transfer, a discount of 10% to 40% from the public market price may be applied. Securities for which no public market exists and other assets will be valued at fair value as determined in good faith by the Investment Adviser (as defined below) or a committee of the Board of Managers under the supervision of the Board of Managers, pursuant to certain valuation procedures summarized below. Securities having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

The value for securities for which no public market exists is difficult to determine. Generally, such investment will be valued on a “going concern” basis without giving effect to any disposition costs. There is a range of values that is reasonable for such investments at any particular time. Initially, direct investments are valued based upon their original cost, until developments provide a sufficient basis for use of a valuation other than cost. Upon the occurrence of developments providing a sufficient basis for a change in valuation, direct investments will be valued by the “private market” or “appraisal” methods of valuation. The private market method shall only be used with respect to reliable third party transactions by sophisticated, independent investors. The appraisal method shall be based upon factors affecting the company such as earnings, net worth, reliable private sale prices of the company’s securities, the market prices for similar securities of comparable companies, an assessment of the company’s future prospects or, if appropriate, liquidation value. The values for the investments referred to in this paragraph will be estimated regularly by the Investment Adviser or a committee of the Board and, in any event, not less frequently than quarterly. However, there can be no assurance that such value will represent the return that might ultimately be realized by the Fund from the investments.

The Fund’s interest in the Portfolio is non-transferable and cannot be sold or redeemed. The duration of the Portfolio is ten years (subject to two 2-year extensions) from the final subscription closing (May 11, 2001), at which time the affairs of the Portfolio will be wound up and its assets distributed pro-rata to its members. However, the Portfolio expects to make periodic pro-rata distributions from realized gains earned during the life of the Portfolio. Any distributions received by the Fund will be distributed pro-rata to the members of the Fund.

At October 31, 2006, market quotations were not readily available for the Fund’s allocated share of the Portfolio’s securities valued at $39,020,874 or 81.29% of the Fund’s net assets. Such securities were valued by the Portfolio’s Investment Adviser, under the supervision of the Portfolio’s Board of Managers. Because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

B.  Security transactions and investment income:

The Fund records its proportionate share of the Portfolio’s income, expense and net realized and unrealized gain (or loss).

The net unrealized gain or loss on investments which is included in the “Net Assets consist of” section in the statement of assets and liabilities reflects the Fund’s allocated share of the Portfolio’s unrealized gain (loss) on investments and the unrealized gain (loss) of the Fund’s other investments. However, the total unrealized gain (loss) on the Fund’s investment in the Portfolio includes cumulative allocated net investment loss and net realized loss of ($5,081,024) and $(9,900,345), respectively, which are included in the Fund’s Paid-In Capital.

Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Fund interest income, adjusted for amortization of premiums and accretion of discounts on fixed income investments, is earned from settlement date and is recorded on the accrual basis. Fund dividend income is recorded on the ex-dividend date. The Fund accrues its own expenses.

C.  Income Taxes:

Under current law and based on certain assumptions and representations, the Fund intends to be treated as a partnership for Federal, state and local income tax purposes. By reason of this treatment, the Fund will itself not be subject to income tax. Rather, each member, in computing income tax, will include his, her or its allocable share of Fund items of income, gain, loss, deduction and expense.

The cost of the Fund’s investment in the Portfolio for federal tax purposes is based on amounts reported to the Fund on Schedule K-1 by the Portfolio. As of October 31, 2006, the Fund has not received information to determine the tax cost of the Portfolio as of October 31, 2006. At December 31, 2005, the Fund’s cost basis in the Portfolio for tax purposes was $75,483,469. Based on the October 31, 2006 value of the Fund’s investment in the Portfolio, this results in an unrealized loss for tax purposes of $28,552,960.

D.  Other:

In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the “Guide”). The Fund adopted the provisions of the Guide as required on November 1, 2001. As a result of requirements in the Guide, the Statement of Operations reflects separately the Fund’s allocations of income, operating expenses, net realized gains or losses and change in unrealized appreciation or depreciation on investments as allocated from the Portfolio. Although the changes required by the Guide have no impact on net assets, net asset value or total net asset value return, the components of per unit operating performance and the ratios of expenses to average net assets and net investment loss to average net assets in the Financial Highlights would have been different had the requirements of the Guide not been implemented. As directed by the Guide, the Financial Highlights for the period ended October 31, 2001 have not been retroactively adjusted to conform to the Guide’s new requirements.

The Fund bears all of the costs of its operations.

Note 2 — Investment Advisory Fee and Related Party Transactions

UST Advisers, Inc. (“USTA”) which has its principal offices at 225 High Ridge Road, Stamford, Connecticut 06905, is a Delaware corporation and registered investment adviser (the “Investment Adviser”). The Investment Adviser is a wholly-owned subsidiary of United States Trust Company, National Association (“USTC-NA”). USTC-NA is a wholly-owned subsidiary of U.S. Trust Corporation

(“U.S. Trust”), a registered bank holding company, which has its principal offices at 114 West 47th Street, New York, New York 10036-1532, and which is, in turn, a wholly-owned subsidiary of The Charles Schwab Corporation (“Schwab”), which has its principal offices at 120 Kearney Street, San Francisco, California 94108.

Prior to December 16, 2005, U.S. Trust Company, N.A. (“UST-NA”), on behalf of its Asset Management Division served as the investment adviser to the Fund (the “former Investment Adviser”) pursuant to an Investment Advisory Agreement (the “Agreement”). Effective December 16, 2005, USTA assumed the duties of the former Investment Adviser.

The former Investment Adviser was responsible for investing assets not invested in the Portfolio. In return for its services and expenses the Fund paid the former Investment Adviser an advisory fee equal to an annual rate equal of 0.1% of the Fund’s average quarterly net assets that are not invested in the Portfolio, determined as of the end of each fiscal quarter. Any Fund assets invested in the Portfolio will not be subject to an advisory fee paid by the Fund, however, the Fund will be allocated its pro-rata share of the management fee expense paid by the Portfolio via distributions from the Portfolio. Through the fifth anniversary of the Portfolio’s final subscription closing date on May 11, 2001, the Portfolio will pay the former Investment Adviser and the Investment Adviser a management fee at an annual rate equal to 2.00% of the Portfolio’s average net assets, determined as of the end of each fiscal quarter, and 1.00% of net assets thereafter. As of October 31, 2006, $8 was payable to the Investment Adviser.

In addition to the management fee, the Investment Adviser is entitled to allocations and distributions equal to the Incentive Carried Interest on the Portfolio’s Direct Investments. The Incentive Carried Interest is an amount equal to 20% of the excess, if any, of the Portfolio’s cumulative realized capital gains on Direct Investments, over the sum of (a) cumulative realized capital losses on investments of any type (b) cumulative gross unrealized capital depreciation on investments of any type and (c) cumulative net expenses. Direct Investments means the Portfolio’s investments in domestic and foreign companies in which the equity is closely held by company founders, management and/or a limited number of institutional investors and negotiated private investments in public companies. As of, October 31, 2006, there was no Incentive Carried Interest earned by the Investment Adviser.

Prior to March 31, 2006, USTA was a wholly owned subsidiary of UST-NA and UST-NA and U.S. Trust NY were wholly-owned subsidiaries of U.S. Trust. Effective March 31, 2006, U.S. Trust NY converted into a national bank named USTC-NA and UST-NA merged into USTC-NA. USTC-NA is the surviving entity and remains a wholly owned subsidiary of U.S. Trust.

Pursuant to an Administration, Accounting and Investor Services Agreement, the Fund and the Portfolio retain PFPC Inc. (“PFPC”), an indirect majority-owned subsidiary of the PNC Financial Services Group, Inc., as administrator, accounting and investor servicing agent. In addition, PFPC Trust Company serves as the Fund’s custodian, and PFPC serves as transfer agent. In consideration for its services, the Fund (i) pays PFPC a variable fee between 0.105% and 0.07% based on average quarterly assets subject to a minimum quarterly fee of approximately $30,000, (ii) pays PFPC annual fees of approximately $10,000 for taxation services and (iii) will reimburse PFPC for out-of-pocket expenses. The Portfolio pays PFPC a variable fee between 0.105% and 0.07% based on average quarterly net assets, subject to a minimum quarterly fee of approximately $30,000, (ii) pays PFPC annual fees of approximately $36,667 for taxation services and (iii) will reimburse PFPC for out-of-pocket expenses. In order to eliminate members from paying duplicative expenses, assets of the Fund which are invested in the Portfolio are excluded from the Fund’s asset based fee.

Charles Schwab & Co., Inc. (the “Distributor”), the principal subsidiary of Schwab, served as the Fund’s distributor for the offering of units. The former Investment Adviser paid the Distributor from its own assets an amount equal to 0.02% of the total of all subscriptions received in the offering. The Investment Adviser or an affiliate will pay the Distributor an on-going fee for the sale of units and the provision of ongoing investor services in an amount equal to the annual rate of 0.45% of the average quarterly net asset value of all outstanding units held by investors introduced to the Fund by the Distributor through the fifth anniversary of the final subscription closing date and at the annual rate of 0.22% thereafter, subject to elimination upon all such fees exceeding 6.5% of the gross proceeds received by the Fund from its offering.

Each member of the Board of Managers receives $750 annually and $500 per Fund meeting and is reimbursed for expenses incurred for attending meetings. For each audit committee meeting attended Board members will receive $500. No person who is an officer, manager or employee of U.S. Trust Corporation, or its subsidiaries, who serves as an officer, manager or employee of the Fund receives any compensation from the Fund. The Board of Managers of the Fund consists of the same persons as the Board of Managers of the Portfolio.

On November 23, 2004, the Fund engaged Deloitte & Touche, LLP (“D&T”) as the Fund’s independent registered public accounting firm for the fiscal year ended October 31, 2004, replacing Ernst & Young LLP (“E&Y”), the Fund’s prior independent registered public accounting firm. E&Y was terminated by the Fund on October 28, 2004 as a result of concerns regarding its independence at the time of issuance of its report on the Fund’s October 31, 2003 financial statements. These concerns are the result of certain real estate consulting services performed by E&Y on a contingent fee basis for Charles Schwab & Co., Inc., an affiliate of the Fund’s Investment Adviser.

On December 16, 2004, Schwab entered into an agreement with the Fund and other funds managed by the Investment Adviser whereby Schwab will fund a reserve account to be held by the Investment Adviser or its affiliate. This reserve account was established so that the Fund and other funds managed by the Investment Adviser will be able to draw upon it to pay in full all costs incurred related to the termination of E&Y. This agreement was executed in order to ensure that these costs related to the termination of E&Y are not borne by the Fund, the other funds managed by the Investment Adviser or their respective shareholders. Schwab is an affiliate of the Fund’s Investment Adviser. In consideration of the funding of the reserve account, the Fund and the other funds managed by the Investment Adviser subrogated all of their claims, causes of action and rights against E&Y for payment of these expenses to Schwab.

Note 3 — Investments in Excelsior Venture Partners III, LLC

As of October 31, 2006, the Fund’s interest in the following issuers through direct investment and its investment in the Portfolio represented 5% or more of the total net assets:

Portfolio Investments	Fair Value	Percentage of Fund’s Net Assets
Federal Bank Discount Notes	$8,492,990	17.69%
Pilot Software Inc., Preferred Series A and Notes	6,040,241	12.58%
Cydelity, Inc. Preferred Series A-1 and A-2	4,088,619	8.52%
OpVista Inc., Preferred AA and Common	4,130,546	8.61%
LogicLibrary, Preferred Series A and A-1	3,147,340	6.56%
Ethertronics Inc., Preferred Series B and C	5,475,554	11.41%

	$31,375,290	65.37%

Note 4 — Pending Litigation

The former Investment Adviser was contacted in September 2003 by the Office of the New York State Attorney General (the “NYAG”), and the Securities and Exchange Commission (the “SEC”) and later by the Attorney General of the State of West Virginia in connection with their investigations of practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares (the “Investigations”). The former Investment Adviser has cooperated with respect to these Investigations. As disclosed previously by the former Investment Adviser and its affiliates, with respect to the former Investment Adviser, these investigations have been focusing on circumstances in which a small number of parties were permitted to engage in short-term trading of shares of certain mutual funds managed by the former Investment Adviser. The short-term trading activities permitted under these arrangements have been terminated and the former Investment Adviser has strengthened its policies and procedures to deter frequent trading.

The former Investment Adviser, certain of its affiliates and others have also been named in several class action lawsuits and derivative actions which allege that the former Investment Adviser, certain of its affiliates and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of certain mutual funds managed by the former Investment Adviser. Each seeks unspecified monetary damages and related equitable relief.

The class and derivative actions described above have been transferred to the United States District Court for the District of Maryland for coordinated and consolidated pre-trial proceedings. In November 2005, the Maryland court dismissed many of the plaintiffs’ claims in both the class action and derivative lawsuits. Plaintiffs’ claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended and under Section 36(b) and 48(a) of the Investment Company Act, however, have not been dismissed. Discovery has commenced with respect to plaintiffs’ remaining claims.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information and consultation with counsel, the Investment Adviser believes that the pending Investigations and private lawsuits are not likely to materially affect the Investment Adviser’s ability to provide investment management services to the Fund. Neither the Investment Adviser nor the Fund are a subject of the Investigations nor a party to the lawsuits described above.

Note 5 — Guarantees

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

Note 6 — New Accounting Pronouncement

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The company is in the process of evaluating the effects of the adoption of FIN 48 on the financial statements.

FASB issued a Statement No. 157 in September 2006, Fair Value Measurements, which is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. This statement provides enhanced guidance for using fair value to measure assets and liabilities. It clarifies fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. The standard applies whenever other standards require (or permit) assets or liabilities to be measured at fair value. The standard does not expand the use of fair value in any new circumstances. The company is reviewing the statement and its impact on the financial statements.

Note 7 — Subsequent Events

On November 20, 2006, Schwab announced an agreement to sell U.S. Trust, a wholly-owned subsidiary of Schwab, to the Bank of America Corporation (the “Sale”). The Sale of U.S. Trust includes all of U.S. Trust’s subsidiaries, including USTA, the Fund’s Investment Adviser. The Sale is subject to Federal Reserve Board and other regulatory approvals.

USTA will continue to serve as the Investment Adviser to the Fund after the Sale. However, due to the change in ownership of USTA, the Sale may have the effect of terminating the existing investment advisory agreement between the Fund and USTA. Accordingly, it is anticipated that the Fund will enter into a new investment advisory agreement with USTA upon consummation of the Sale (the “New Advisory Agreement”). The New Advisory Agreement will be subject to the approval of the Board of Managers and the members of the Fund. The proposed New Advisory Agreement will be submitted to the members of the Fund for approval late in the first quarter or early in the second quarter of 2007. A proxy statement will be mailed to the members of the Fund in the first quarter of 2007 that will provide further details with respect to the Sale and the proposed New Advisory Agreement.

Deloitte & Touche LLP Two World Financial Center New York, NY 10281-1414 USA Tel: +1 212 436-2000 Fax: +1 212 436-5000 www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members and Board of Managers of

Excelsior Venture Investors III, LLC

We have audited the accompanying statement of assets and liabilities of Excelsior Venture Investors III, LLC (the “Fund”), including the portfolio of investments, as of October 31, 2006, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 2002 were audited by other auditors whose report, dated December 17, 2002, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and the management of the investment fund. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Excelsior Venture Investors III, LLC as of October 31, 2006, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

December 21, 2006

New York, NY

Excelsior Venture Investors III, LLC

Fund Management (Unaudited)

Information pertaining to the Board of Managers of the Fund is set forth below.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex* Overseen by Manager

Disinterested Managers

Mr. Gene M. Bernstein, 59 United States Trust Company, N.A. 114 West 47th Street New York, NY 10036	Manager and Member of the Audit and Valuation Committees	April 2001	Mr. Bernstein is Director of NIC Holding Corp. He was Dean of the Skodneck Business Development Center at Hofstra University from 2000-2001. Prior to that, Mr. Bernstein was President and Vice Chairman at Northville Industries, a petroleum marketing, distribution, trading and storage company and wholly-owned subsidiary of NIC Holding Corp. Mr. Bernstein also serves as a director or manager of Excelsior Private Equity Fund II, Inc., Excelsior Venture Investors III, LLC, Excelsior Venture Partners III, LLC and Excelsior Directional Hedge Fund of Funds, LLC.	4

Mr. Victor F. Imbimbo, 54 United States Trust Company, N.A. 114 West 47th Street New York, NY 10036	Manager and Member of the Audit and Valuation Committees	April 2001	Mr. Imbimbo is the President and CEO of Caring Today, LLC., the publisher of Caring Today Magazine, the leading information resource within the family caregivers market. Prior to this, Mr. Imbimbo, was Executive Vice President of TBWA\New York and President for North America with TBWA/WorldHealth, a division of TBWA Worldwide where he directed consumer marketing program development for healthcare companies primarily within the pharmaceutical industry. Mr. Imbimbo serves as a director or manager of Excelsior Private Equity Fund II, Inc., Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC and Excelsior Directional Hedge Fund of Funds, LLC. Mr. Imbimbo is a Board member for Vertical Branding, Inc, a public company specializing in direct response branding and marketing.	4

Mr. Stephen V. Murphy, 61 United States Trust Company, N.A. 114 West 47th Street New York, NY 10036	Manager and Member of the Audit and Valuation Committees	April 2001	Mr. Murphy is President of S.V. Murphy & Co., an investment banking firm. Mr. Murphy serves as a director or manager of Excelsior Private Equity Fund II, Inc., Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC and Excelsior Directional Hedge Fund of Funds, LLC. He also serves on the board of directors of The First of Long Island Corporation, The First National Bank of Long Island and Bowne & Co., Inc.	4

Interested Manager

Mr. John C. Hover II, 63** United States Trust Company, N.A. 114 West 47th Street New York, NY 10036	Manager and Chairman of the Board	April 2001	Mr. Hover was an Executive Vice President of U.S. Trust Company (retired since 1998). Mr. Hover serves as chairman of the board of directors or managers of Excelsior Private Equity Fund II, Inc., Excelsior Venture Partners III, LLC and Excelsior Venture Investors III, LLC. He also serves on the board of directors of Tweedy, Browne Fund, Inc.	3

*	The “Fund Complex” consists of Excelsior Private Equity Fund II, Inc., Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC and Excelsior Directional Hedge Fund of Funds, LLC.
**	Mr. Hover is considered an “interested person”, as defined by the Investment Company Act of 1940, as amended, of Fund due to the fact that he holds securities of The Charles Schwab Corporation, a parent company of the investment adviser.

Excelsior Venture Investors III, LLC

Fund Management (Unaudited) — (continued)

Information pertaining to the officers of the Fund is set forth below.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Mr. Robert Aufenanger, 53 UST Advisers, Inc 225 High Ridge Road Stamford, CT 06905	Treasurer	Since April, 2003	Senior Vice President, U.S. Trust. Prior to U.S. Trust, Mr. Aufenanger worked as a consultant to various clients in the fund industry and prior to this was Chief Financial Officer for Icon Holdings Corp.

Mr. Leo P. Grohowski, 48* United States Trust Company, N.A. 114 W. 47th Street New York, NY 10036	Co-Chief Executive Officer	Since December, 2005	Mr. Grohowski is Executive Vice President and Chief Investment Officer of U.S. Trust. Prior to joining U.S. Trust in October, 2005, Mr. Grohowski was chief investment officer of Deutsche Asset Management Americas and Scudder Investments (2002-2005). From 1999-2002, Mr. Grohowski was chief investment officer of Deutsche Bank Private Banking. Prior to that, he worked at Bankers Trust where he served as a senior trust investment officer of the Private Bank and head of the U.S. Investment Strategy Group.

Mr. Raghav V. Nandagopal, 44 UST Advisers, Inc 225 High Ridge Road Stamford, CT 06905	Co-Chief Executive Officer	Since June, 2005	Senior Vice President, U.S. Trust Prior to U.S. Trust, Mr. Nandagopal held positions at McKinsey & Company and AT&T Capital.

Mr. Lee A. Gardella, 39 UST Advisers, Inc 225 High Ridge Road Stamford, CT 06905	Vice President	Since Company, Inception	Senior Vice President, U.S. Trust.

Mr. Hiam Arfa, 47 United States Trust Company, N.A. 114 W. 47th Street New York, NY 10036	Chief Compliance Officer	Since October, 2006	Prior to joining U.S. Trust: Associate Director of Compliance, Bear Stearns Asset Management (11/2004-09/2006); and Vice President Regulatory Compliance, JP Morgan Asset Management (08/1998-11/2004).

All officers of Fund are employees and/or officers of the Investment Adviser.

Officers of the Fund are elected by the Managers and hold office until they resign, are removed or are otherwise disqualified to serve.

*	On December 7, 2006, Mr. Grohowski resigned as the Fund’s Co-Chief Executive Officer. On December 7, 2006, David Bailin was appointed by the Board Managers to be the Fund’s Co-Chief Executive Officer.

Approval of Investment Advisory Agreement

At a meeting held on June 7, 2006 the Board of the Fund, and those Managers (the “Independent Managers”) who are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended, voting separately, approved the renewal of the Fund’s Agreement with the Investment Adviser. In connection with such action, the Investment Adviser presented detailed information to the Board requested by the Independent Managers through their counsel. Such information included (i) information confirming the financial condition of the Investment Adviser and the Investment Adviser’s profitability derived from its relationship with the Fund; (ii) a description of the personnel and services provided by the Investment Adviser; (iii) comparative information on investment performance; and (iv) information regarding brokerage and portfolio transactions.

The Board reviewed and discussed financial information provided by the Investment Adviser which included an annual report and financial statements for both U.S. Trust and its parent companies. The Board reviewed and considered the Investment Adviser’s profitability derived from its relationship with the Fund. Specifically, the Board reviewed and considered a profit contribution analysis of the Investment Adviser showing its fees, income, and expenses in connection with the Fund and the methodology used in the analysis. The Board determined that the Investment Adviser is solvent and sufficiently well capitalized to perform the ongoing responsibilities to the Fund and to satisfy its obligations under the Investment Company Act of 1940, as amended, and the Agreement.

The Board reviewed the advisory fee and the effective investment advisory fee rate paid by the Fund and the appropriateness of such advisory fee. The Board reviewed and considered any economies of scale realized by the Fund and how the current advisory fee for the Fund reflects the economies of scale for the benefit of the members of the Fund, noting that as a closed-end fund nearing the end of its investment period and distributing its assets economies of scale were not a significant factor.

The Board also reviewed and considered the fees or other payments received by the Investment Adviser. Specifically, the Board reviewed and considered comparison of fees charged by investment advisers to fund peers of the Fund, noting that the Investment Adviser’s fees were at the lower end of a narrow range. The Board also considered and reviewed information regarding brokerage, observing that the Fund only infrequently engages in transactions in the public securities markets.

The Board reviewed and considered the qualifications of the current and anticipated portfolio managers to manage the portfolio of the Fund, including their history managing private equity investments generally and their prior involvement with companies in the Fund’s investment portfolio, and the background and expertise of the key personnel and amount of time they would be able to devote to the affairs of the Fund. The Board concluded, in light of the particular requirements of the Fund and the relatively late stage of the investment program, that it was satisfied with the professional qualifications and overall commitment to the Fund of the portfolio management team.

The Board considered the nature, extent and quality of services rendered to the Fund by the Investment Adviser and the investment performance of the Fund based on the data provided which included comparisons with the public markets as evidenced by NASDAQ data, and venture economics data. It was noted that the performance information available was considered less reliable since the Fund, along with its peer group, has not yet experienced significant realizations. The Board determined that in light of the data taken as a whole and the nature and stages of the investment program of the Fund, the investment performance was reasonable and acceptable. The Board discussed the Investment Adviser’s profitability, and it was noted that the profitability percentage was within ranges generally determined to be reasonable, given the services rendered and the Fund’s performance and services provided. The Board concluded that the Fund’s fees paid to the Investment Adviser were reasonable in light of comparative performance and advisory fee information, cost of the services provided and profits to be realized and benefits derived by the Investment Adviser from the relationship with the Fund.

Alternative investments are sold to qualified investors only by a Confidential Offering Memorandum. An investment in an alternative investment fund is speculative and should not constitute a complete investment program. The information presented in the annual letter is current as of the date noted, is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy interests in any fund. This is not, and under no circumstances is to be construed as, an offer to sell or a solicitation to buy any of the securities or investments referenced, nor does this information constitute investment advice or recommendations with respect to any of the securities or investments used. Past performance is no guarantee of future results. U.S. Trust and its affiliates are wholly owned subsidiaries of The Charles Schwab Corporation. Additional information is available upon request.

The SAI (or Statement of Additional Information) includes additional information about the managers of the Fund and is available without charge, upon request by calling (800) 647-6972.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding proxy votes cast by the Fund (if any) is available without charge, upon request, by calling the Fund at 800-647-6972 or on the website of the Securities and Exchange Commission at http://www.sec.gov.

Beginning with the Fund’s fiscal quarter ended July 31, 2004, the Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

EXCELSIOR

VENTURE PARTNERS III, LLC

ANNUAL REPORT

October 31, 2006

Excelsior Venture Partners III, LLC

Portfolio of Investments at October 31, 2006

Principal Amount/ Shares		Acquisition Date ##	Value (Note 1)
MONEY MARKET INSTRUMENTS — 17.71%
$1,500,000	Federal Farm Credit Bank Discount Note 5.07%, 11/01/06		$1,500,000
6,890,000	Federal Farm Credit Bank Discount Note 5.09%, 11/13/06		6,878,310
2,000,000	Federal Home Loan Bank Discount Note 5.09%, 11/01/06		2,000,000
3,000,000	Federal Home Loan Bank Discount Note 5.065%, 11/01/06		3,000,000

	TOTAL MONEY MARKET INSTRUMENTS (Cost $13,378,310)		13,378,310

PRIVATE COMPANIES ** — 64.82%
Common Stocks #, @ — 1.50%
Capital Equipment — 0.00%
157,396	MIDAS Vision Systems, Inc.	03/03	—

Enterprise Software — 0.00%
1,000,000	***Cydelity, Inc.	01/04	—

Life Sciences — 0.00%
46,860	Genoptix, Inc.	07/03	—

Optical — 1.50%
1,079,541	OpVista, Inc.	06/06	1,138,542

Semiconductor — 0.00%
40,026	Silverback Systems, Inc.	04/06	—

	TOTAL COMMON STOCKS (Cost $19,190,611)		1,138,542

Preferred Stocks # — 61.39%
Capital Equipment @ — 0.00%
933,593	MIDAS Vision Systems, Inc., Series A-1	03/03	—

Enterprise Software @ — 25.82%
19,995,000	***Cydelity, Inc., Series A	01/04	—
19,702,277	***Cydelity, Inc., Series A-1	05/06	3,940,456
25,535,051	***Cydelity, Inc., Series A-2	05/06	2,500,009
7,762,821	***LogicLibrary, Inc., Series A	01/02, 12/04, 02/05, 08/05, 03/06, 08/06, 09/06	3,549,296
3,080,464	***LogicLibrary, Inc., Series A-1	08/03 & 05/04	1,408,450
46,362,656	***Pilot Software Inc., Series A	05/02, 04/03, 06/05	8,110,096

			19,508,307

Life Sciences — 7.43%
1,999,999	Archemix Corporation, Series A	08/02, 01/03, 11/03	1,999,999
700,000	Archemix Corporation, Series B	03/04, 09/04, 12/05	700,000
942,481	Genoptix, Inc., Series 1-A @	08/04	950,822
1,403,696	Genoptix, Inc., Series 1-B @	08/04	950,822
620,580	Genoptix, Inc., Series 1-C @	08/04, 01/05	554,178
728,413	Genoptix, Inc., Series 1-D @	05/05	461,815

			5,617,636

Notes to Financial Statements are an integral part of these Financial Statements.

Excelsior Venture Partners III, LLC

Portfolio of Investments at October 31, 2006 — (continued)

Principal Amount/ Shares		Acquisition Date ##	Value (Note 1)
PRIVATE COMPANIES ** — (continued)
Preferred Stocks # — (continued)
Medical Technology @ — 3.21%
4,166,667	Tensys Medical, Inc., Series C	03/02	$1,887,160
1,187,500	Tensys Medical, Inc., Series D	05/04	537,840

			2,425,000

Optical @ — 11.40%
956,234	NanoOpto Corporation, Series A-1	10/01 & 3/02	840,912
3,023,399	NanoOpto Corporation, Series B	09/03, 11/03, 01/04, 07/04	1,286,155
1,682,470	NanoOpto Corporation, Series C	03/05	733,389
1,234,263	NanoOpto Corporation, Series D	05/06	382,622
5,089,790	OpVista, Inc., Series AA	06/06, 08/06	5,367,967

			8,611,045

Semi-Conductor @ — 2.12%
7,000,000	Chips & Systems, Inc., Series A	03/04	—
772,503	Silverback Systems, Inc., Series A-2	04/06	—
559,993	Silverback Systems, Inc., Series B	04/06	1,600,000

			1,600,000

Wireless @ — 11.41%
4,433,333	Ethertronics, Inc., Series B	06/01, 09/02, 07/03, 05/04	6,650,000
1,316,793	Ethertronics, Inc., Series C	05/05, 10/05, 07/06	1,975,190

			8,625,190

	TOTAL PREFERRED STOCKS (Cost $62,048,095)		46,387,178

Notes @ — 1.93%
Enterprise Software @ — 1.86%
$1,404,600	***Pilot Software Inc., 9.00% Bridge Note	08/06, 10/06	1,404,600

Medical Technology — 0.07%
$52,017	Tensys Medical, Inc., 8% Bridge Note	07/06	52,017

Semi-Conductor —0.00%
$1,441,133	Chips & Systems, Inc., 6% Bridge Note, March 2005 #	11/04, 01/05, 02/05	—

	TOTAL NOTES (Cost $2,897,750)		1,456,617

Warrants #, @ — 0.00%
Optical — 0.00%
229,410	NanoOpto Corp. Series C (expiration date 12/09)	12/04	—

Wireless — 0.00%
281,667	Ethertronics, Inc. Series B (expiration date 09/07)	09/02, 07/03, 08/03	—
214,073	Ethertronics, Inc. Series C (expiration date 01/09)	05/05, 10/05, 07/06	—

	TOTAL WARRANTS (Cost $0)		—

	TOTAL — PRIVATE COMPANIES (Cost $84,136,456)		48,982,337

Notes to Financial Statements are an Integral Part of these Financial Statements

Excelsior Venture Partners III, LLC

Portfolio of Investments October 31, 2006 — (continued)

Percent Owned		Acquisition Date ##	Value (Note 1)
PRIVATE INVESTMENT FUNDS **, # — 16.52%
0.39%	Advanced Technology Ventures VII, L.P.	08/01-09/06	$1,342,895
1.58%	Burrill Life Sciences Capital Fund	12/02-09/06	1,311,766
1.35%	CHL Medical Partners II, L.P.	01/02-10/06	1,024,130
1.04%	CMEA Ventures VI, L.P.	12/03-08/06	1,086,085
0.36%	Morgenthaler Partners VII, L.P.	07/01-10/06	1,620,474
0.58%	Prospect Ventures Partners II, L.P.	06/01-10/06	1,801,556
0.98%	Sevin Rosen Fund IX, L.P.	10/04-09/06	1,151,676
2.36%	Tallwood II, L.P.	12/02-05/06	1,513,112
1.70%	Valhalla Partners, L.P.	10/03-06/06	1,632,346

	TOTAL — PRIVATE INVESTMENT FUNDS (Cost $13,780,450)		12,484,040

Shares
INVESTMENT COMPANIES — 1.38%
1,044,128	Dreyfus Government Cash Management Fund Institutional Shares (Cost $1,044,128)		1,044,128

TOTAL INVESTMENTS (Cost $112,339,344)		100.43%	75,888,815
OTHER ASSETS & LIABILITIES (NET)		0.43%	(326,723)

NET ASSETS		100.00%	$75,562,092

**	Restricted as to public resale. Acquired between June 1, 2001 and October 31, 2006. Total cost of restricted securities at October 31, 2006 aggregated $97,916,906. Total value of restricted securities owned at October 31, 2006 was $61,466,377 or 81.35% of net assets.
#	Non-income producing securities.
@	At October 31, 2006, the Company owned 5% or more of the company’s outstanding voting shares thereby making the company an affiliate as defined by the Investment Company Act of 1940. Total value of affiliated securities owned at October 31, 2006 (including investments in controlled affiliates) was $46,282,338.
***	At October 31, 2006, the Company owned 25% or more of the company’s outstanding voting shares or a controlling interest thereby making the company a controlled affiliate as defined by the Investment Company Act of 1940, as amended. Total value of controlled affiliated securities owned at October 31, 2006 was $20,912,907.
##	Disclosure is required for restricted securities only.

Notes to Financial Statements are an integral part of these Financial Statements.

Excelsior Venture Partners III, LLC

Statements of Assets and Liabilities

October 31, 2006

ASSETS:
Investments in unaffiliated issuers, at value (Cost $30,902,887)	$29,606,477
Investments in controlled affiliated issuers, at value (Cost $24,912,907)	20,912,907
Investments in non-controlled affiliated issuers, at value (Cost $56,523,550)	25,369,431

Total Investments, at value (Note 1) (Cost $112,339,344)	75,888,815

Cash	2,934
Interest receivable	24,939
Prepaid insurance	1,378
Other receivables	1,945

Total Assets	75,920,011

LIABILITIES:
Management fees payable (Note 2)	190,458
Professional fees payable	87,000
Administration fees payable (Note 2)	53,961
Board of Managers’ fees payable (Note 2)	22,000
Other payables	4,500

Total Liabilities	357,919

NET ASSETS	$75,562,092

NET ASSETS consist of:
Paid-in capital	$112,012,621
Unrealized (depreciation) on investments	(36,450,529)

Total Net Assets	$75,562,092

Units of Membership Interests Outstanding (Unlimited number of no par value units authorized)	295,210
NET ASSET VALUE PER UNIT	$255.96

Notes to Financial Statements are an integral part of these Financial Statements.

Excelsior Venture Partners III, LLC

Statement of Operations

For the Year Ended October 31, 2006

INVESTMENT INCOME:
Interest income from unaffiliated investments	$978,408
Interest income from affiliated investments	218,652
Dividend income	41,570

Total Investment Income	1,238,630

EXPENSES:
Management fees (Note 2)	1,231,320
Professional fees	295,751
Administration fees (Note 2)	146,003
Insurance fees	44,032
Board of Managers’ fees (Note 2)	98,500
Custodian fees	32,901
Miscellaneous expenses	28,440

Total Expenses	1,876,947

NET INVESTMENT (LOSS)	(638,317)

NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS: (Note 1)
Net realized (loss) on affiliated investments	(4,507,186)
Net realized (loss) on unaffiliated investments	(6,548)
Net change in unrealized (depreciation) on investments	(12,634,704)

NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS	(17,148,438)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(17,786,755)

Notes to Financial Statements are an integral part of these Financial Statements.

Excelsior Venture Partners III, LLC

Statements of Changes in Net Assets

	Year Ended October 31,
	2006	2005
OPERATIONS:
Net investment (loss)	$(638,317)	$(1,310,889)
Net realized (loss) on investments	(4,513,734)	(8,527,063)
Net change in unrealized (depreciation) on investments	(12,634,704)	(2,017,098)

Net (decrease) in net assets resulting from operations	(17,786,755)	(11,855,050)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to members	—	(10,875,536)

Net (decrease) in net assets	(17,786,755)	(22,730,586)

NET ASSETS:
Beginning of year	93,348,847	116,079,433

End of year	$75,562,092	$93,348,847

Notes to Financial Statements are an integral part of these Financial Statements.

Excelsior Venture Partners III, LLC

Statement of Cash Flows

For the Year Ended October 31, 2006

CASH FLOWS FROM OPERATING ACTIVITIES:
Net (Decrease) in Net Assets Resulting from Operations	$(17,786,755)
Adjustments to reconcile net (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchase of investments	(17,056,870)
Proceeds received from the sale of investments and distributions from private investment funds	2,436,843
Realized loss on sale of investments—net	4,513,734
Net change in unrealized depreciation on investments	12,634,704
Change in short-term investments—net	14,175,856
Decrease in other receivable	600,031
Decrease in interest receivable	157,921
Decrease in prepaid insurance	1,002
Decrease in management fees payable	(278,837)
Increase in Board of Managers’ fees payable	14,000
Increase in other expenses payable	17,159

Net cash used in operating activities	(571,212)

Net decrease in cash	(571,212)
Cash at beginning of year	574,146

Cash at end of year	$2,934

Notes to Financial Statements are an integral part of these Financial Statements.

Excelsior Venture Partners III, LLC

Financial Highlights — Selected Per Unit Data and Ratios

Per Unit Operating Performance:(1)
	Year Ended October 31,
	2006	2005	2004		2003	2002
NET ASSET VALUE, BEGINNING OF PERIOD	$316.21	$$393.21	$414.82		$469.14	$495.99
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(2.16)	(4.44)	(7.85)		(7.04)	(5.62)
Net realized and unrealized (loss) on investment transactions	(58.09)	(35.72)	(13.76)		(47.28)	(21.23)

Total from investment operations	(60.25)	(40.16)	(21.61)		(54.32)	(26.85)

DISTRIBUTIONS	—	(36.84)	—		—	—

Total Distributions	—	(36.84)	—		—	—

NET ASSET VALUE, END OF PERIOD	$255.96	$316.21	$393.21		$414.82	$469.14

TOTAL NET ASSET VALUE RETURN(3)	(19.05)%	(11.24)%	(5.21)%		(11.58)%	(5.41)%

RATIOS AND SUPPLEMENTAL DATA(5):
Net Assets, End of Period (000’s)	$75,562	$93,349	$116,079		$122,458	$138,495
Ratios to Average Net Assets:
Gross Expenses	2.18%	2.45%	2.45%		2.27%	2.43%
Net Expenses	2.18%	2.45%	2.37	%(4)	2.27%	2.36	%(2)
Net Investment Income (Loss)	(0.74)%	(1.23)%	(1.92)%		(1.61)%	(1.15)%
Portfolio Turnover Rate	4%	24%	11%		0%	0%
(1)	Selected data for a unit of membership interest outstanding through each period.
(2)	Net of organization expense reversal.
(3)	Total investment return based on per unit net asset value reflects the effects of changes in net asset value based on the performance of the Company during the period, and assumes dividends and distributions, if any, were reinvested. The Company’s units were issued in a private placement and are not traded. Therefore market value total investment return is not calculated.
(4)	Net of reimbursement from affiliate of $99,275 or $0.37 per share see Note 2.
(5)	Income and expense ratios do not reflect the Company’s proportional share of net investment income (loss) and expenses, including any performance-based fees, of the Underlying Funds.

Notes to Financial Statements are an integral part of these Financial Statements.

EXCELSIOR VENTURE PARTNERS III, LLC

NOTES TO FINANCIAL STATEMENTS

October 31, 2006

Note 1 — Significant Accounting Policies

Excelsior Venture Partners III, LLC (the “Company”) is a non-diversified, closed-end management investment company which has elected to be treated as a business development company or “BDC” under the Investment Company Act of 1940, as amended. The Company was established as a Delaware limited liability company on February 18, 2000. The Company commenced operations on April 5, 2001. The duration of the Company is ten years (subject to two 2-year extensions) from the final subscription closing which occurred on May 11, 2001, at which time the affairs of the Company will be wound up and its assets distributed pro rata to members as soon as is practicable.

As a BDC, the Company must be primarily engaged in the business of furnishing capital and making available managerial assistance to companies that generally do not have ready access to capital through conventional financial channels. The Company’s investment objective is to achieve long-term capital appreciation primarily by investing in domestic venture capital and other private companies and, to a lesser extent, domestic and international private funds, negotiated private investments in public companies and international direct investments that the Investment Adviser (as defined below) believes offer significant long-term capital appreciation potential. Venture capital and private investment companies are companies in which the equity is closely held by company founders, management and/or a limited number of institutional investors. The Company does not have the right to demand that such equity securities be registered.

Costs incurred in connection with the initial offering of units totaled $1,468,218. Each member’s pro rata share of these costs was deducted from his, her or its initial capital contribution.

The following is a summary of the Company’s significant accounting policies. Such policies are in conformity with generally accepted accounting principles for investment companies and are consistently followed in the preparation of the financial statements. Generally accepted accounting principles in the United States require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

A.  Investment Valuation:

The Company values portfolio securities quarterly and at such other times as, in the Company’s Board of Managers’ (the “Board” or “Board of Managers”) view, circumstances warrant. Securities for which market quotations are readily available generally will be valued at the last sale price on the date of valuation or, if no sale occurred, at the mean of the latest bid and ask prices; provided that, as to such securities that may have legal, contractual or practical restrictions on transfer, a discount of 10% to 40% from the public market price will be applied. Securities for which no public market exists and other assets will be valued at fair value as determined in good faith by the Investment Adviser or a committee of the Board of Managers or both under the supervision of the Board of Managers pursuant to certain valuation procedures summarized below. Securities having remaining maturities of 60 days or less from the date of purchase are valued at amortized cost.

The value for securities for which no public market exists is difficult to determine. Generally, such investments will be valued on a “going concern” basis without giving effect to any disposition costs. There is a range of values that is reasonable for such investments at any particular time. Initially, direct investments are valued based upon their original cost until developments provide a sufficient basis for use of a valuation other than cost. Upon the occurrence of developments providing a sufficient basis for a change in valuation, direct investments will be valued by the “private market” or “appraisal” methods of valuation. The private market method shall only be used with respect to reliable third party transactions by sophisticated, independent investors. The appraisal method shall be based upon such factors affecting the investee company such as earnings, net worth, reliable private sale prices of the investee company’s securities, the market prices for similar securities of comparable companies, an assessment of the investee company’s future prospects or, if appropriate, liquidation value. The values for the investments referred to in this paragraph will be estimated regularly by the Investment Adviser or a committee of the Board under the supervision of the Board of Managers and, in any event, not less frequently than quarterly. However, there can be no assurance that such value will represent the return that might ultimately be realized by the Company from the investments.

The valuation of the Company’s Private Investment Funds is based upon its pro-rata share of the value of the net assets of the Private Investment Fund as determined by such Private Investment Fund, in accordance with its partnership agreement, constitutional or other documents governing such valuation, on the valuation date. If such valuation with respect to the Company’s investments in Private Investment Funds is not available by reason of timing or other event on the valuation date, or are deemed to be unreliable by the Investment Adviser, the Investment Adviser, under supervision of the Board of Managers, shall determine such value based on its judgment of fair value on the appropriate date, less applicable charges, if any.

At October 31, 2006, market quotations were not readily available for the Company’s portfolio of securities valued at $61,466,377 or 81.35% of the Company’s net assets. Such securities were valued by the Investment Adviser, under the supervision of the Board of Managers. Because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

B.  Security transactions and investment income:

Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and discounts on fixed income investments, is earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

C.  Income taxes:

Under current law and based on certain assumptions and representations, the Company intends to be treated as a partnership for federal, state and local income tax purposes. By reason of this treatment, the Company will itself not be subject to income tax. Rather, each member, in computing income tax, will include his, her or its allocable share of Company items of income, gain, loss, deduction and expense.

The cost of the Private Investment Funds for federal tax purposes is based on amounts reported to the Company on Schedule K-1 from the Private Investment Funds. As of October 31, 2006, the Company has not received information to determine the tax cost of the Private Investment Funds as of October 31, 2006. At December 31, 2005, the Private Investment Funds had a cost basis for tax purposes of $9,315,233. Based on values of the Private Investment Funds as of October 31, 2006, and after adjustment for purchases and sales between December 31, 2005 and October 31, 2006, this results in net unrealized appreciation for tax purposes on the Private Investment Funds of $373,810. The cost basis for federal tax purposes of the Company’s other investments is $100,558,894, and those investments had net depreciation on a tax basis at October 31, 2006 of $38,794,561.

Note 2 — Investment Advisory Fee, Administration Fee and Related Party Transactions

UST Advisers, Inc. (“USTA”) which has its principal offices at 225 High Ridge Road, Stamford, Connecticut 06905, is a Delaware corporation and registered investment adviser (the “Investment Adviser”). The Investment Adviser is a wholly-owned subsidiary of United States Trust Company, National Association (“USTC-NA”). USTC-NA is a wholly-owned subsidiary of U. S. Trust Corporation (“U.S. Trust”), a registered bank holding company, which has its principal offices at 114 West 47th Street, New York, New York 10036-1532, and which is, in turn, a wholly-owned subsidiary of The Charles Schwab Corporation (“Schwab”), which has its principal offices at 120 Kearney Street, San Francisco, California 94108.

Prior to December 16, 2005, U.S. Trust Company, N.A., on behalf of its Asset Management Division served as the investment adviser to the Company (the “former Investment Adviser”) pursuant to an Investment Advisory Agreement (the “Agreement”). Effective December 16, 2005, USTA assumed the duties of the former Investment Adviser.

Under the Agreement for the services provided, the Investment Adviser is entitled to receive a management fee at an annual rate equal to 2.00% of the Company’s end of the quarter net assets through the fifth anniversary of the first closing date of April 5, 2001, and 1.00% of net assets thereafter. Prior to December 16, 2005 and pursuant to a sub-advisory agreement (the “Sub-Advisory Agreement”) among the Company, the former Investment Adviser, and United States Trust Company of New York (“U.S. Trust NY”), U.S. Trust NY served as the investment sub-adviser (the “Investment Sub-Adviser”) to the Company and received an investment management fee from the former Investment Adviser and Investment Adviser. As of October 31, 2006, $190,458 was payable to the Investment Adviser.

Prior to March 31, 2006, USTA was a wholly owned subsidiary of U.S. Trust Company, N.A. (“UST-NA”) and UST-NA and U.S. Trust NY were wholly-owned subsidiaries of U.S. Trust. Effective March 31, 2006, U.S. Trust NY converted into a national bank named United States Trust Company, National Association (USTC-NA) and UST-NA merged into USTC-NA. USTC-NA is the surviving entity and remains a wholly-owned subsidiary of U.S. Trust.

In addition to the management fee, the Investment Adviser is entitled to allocations and distributions equal to the Incentive Carried Interest. The Incentive Carried Interest is an amount equal to 20% of the excess, if any, of the Company’s cumulative realized capital gains on Direct Investments, over the sum of (a) cumulative realized capital losses on investments of any type (b) cumulative gross unrealized capital depreciation on investments of any type and (c) cumulative net expenses. Direct

Investments means Company investments in domestic and foreign companies in which the equity is closely held by company founders, management, and/or a limited number of institutional investors and negotiated private investments in public companies. As of October 31, 2006, there was no Incentive Carried Interest earned by the Investment Adviser.

Pursuant to an Administration, Accounting and Investor Services Agreement, the Company retains PFPC Inc. (“PFPC”), a majority-owned subsidiary of The PNC Financial Services Group, as administrator, accounting and investor services agent. In addition, PFPC Trust Company serves as the Company’s custodian. In consideration for its services, the Company (i) pays PFPC a variable fee between 0.105% and 0.07%, based on average quarterly net assets, payable monthly, subject to a minimum quarterly fee of approximately $30,000, (ii) pays annual fees of approximately $36,667 for taxation services and (iii) reimburses PFPC for out-of-pocket expenses.

Charles Schwab & Co., Inc. (the “Distributor”), the principal subsidiary of Schwab, serves as the Company’s distributor for the offering of units. The Investment Adviser paid the Distributor from its own assets an amount equal to 0.02% of the total of all subscriptions received in the offering. The Investment Adviser or an affiliate will pay the Distributor an on-going fee for the sale of units and the provision of ongoing investor services in an amount equal to the annual rate of 0.45% of the average quarterly net asset value of all outstanding units held by investors introduced to the Company by the Distributor through the fifth anniversary of the final subscription closing date and at the annual rate of 0.22% thereafter, subject to elimination upon all such fees totaling 6.5% of the gross proceeds received by the Company from the offering.

Each member of the Board of Managers receives a $10,000 annual retainer and the Chairman of the Board receives an additional $1,000 annual retainer. Also, each member of the Board will receive $2,000 per quarterly meeting attended. In addition, each Board member will receive $500 per quarterly telephonic meeting and $500 for any other telephonic special meeting. For each audit committee meeting attended, Board members will receive $1,500, while the Chairman of the Audit Committee will receive an additional $1,000 retainer. Each member of the Board is reimbursed for expenses incurred for attending meetings. No person who is an officer, manager or employee of U.S. Trust, or its subsidiaries, who serves as an officer, manager or employee of the Company receives any compensation from the Company.

As of October 31, 2006, Excelsior Venture Investors III, LLC had an investment in the Company of $47,969,297. This represents an ownership interest of 63.48% in the Company.

On November 23, 2004, the Company engaged Deloitte & Touche LLP (“D&T”) as the Company’s Independent Registered Public Accounting Firm for the fiscal year ended October 31, 2004, replacing Ernst & Young LLP (“E&Y”), the Company’s prior independent public accountants. E&Y was terminated by the Company on October 28, 2004 as a result of concerns regarding its independence at the time of issuance of its report on the Company’s October 31, 2003 financial statements. These concerns are the result of certain real estate consulting services performed by E&Y on a contingent fee basis for Charles Schwab & Co., Inc., an affiliate of the Company’s Investment Adviser.

On December 16, 2004, Schwab entered into an agreement with the Company and other funds managed by the former Investment Adviser whereby Schwab has funded a reserve account to be held by the Investment Adviser or its affiliate. This reserve account was established so that the Company and other funds managed by the Investment Adviser will be able to draw upon it to pay in full all costs incurred related to the termination of E&Y. This agreement was executed in order to ensure that these costs related to the termination of E&Y are not borne by the Company, the other funds managed by the Investment Adviser or their respective shareholders. Schwab is an affiliate of the Company’s Investment Adviser. In consideration of the funding of the reserve account, the Company and the other funds managed by the Investment Adviser subrogated all of their claims, causes of action and rights against E&Y for payment of these expenses to Schwab.

Note 3 — Purchases and Sales of Securities

Excluding short-term investments, the Company had $17,056,870 in purchases and $2,436,843 in sales of securities for the year ended October 31, 2006.

Note 4 — Commitments

As of October 31, 2006, the Company had outstanding investment commitments totaling $10,190,694.

Note 5 — Transactions with Affiliated Companies

An affiliated company is a company in which the Company has ownership of more than 5% of the voting securities. The Company did not receive dividends from affiliated companies during the year ended October 31, 2006. Transactions with companies, which are or were affiliates, were as follows:

			For the Year Ended October 31, 2006
Name of Investment	Shares/ Principal Amount Held at October 31, 2005	October 31, 2005 Value	Purchases/ Conversion Acquisitions	Sale/ Conversion Proceeds	Interest Received	Realized Gain (Loss)	Shares/ Principal Amount Held at October 31, 2006	October 31, 2006 Value (Note 1)
Controlled Affiliates
Pilot Software Inc., Series A Preferred	46,362,656	$8,110,096	$—	$—	$—	$—	46,362,656	$8,110,096
Pilot Software Inc., Bridge Note, 9%	—	—	1,404,600	—	—	—	1,404,600	1,404,600
LogicLibrary, Inc., Series A Preferred	6,530,581	2,985,916	563,380	—	—	—	7,762,821	3,549,296
LogicLibrary, Inc., Series A-1 Preferred	3,080,464	1,408,450	—	—	—	—	3,080,464	1,408,450
Cydelity Inc. Series A Preferred	19,995,000	—	—	—	—	—	19,995,000	—
Cydelity Inc. Series A-1 Preferred	—	—	3,940,456	—	—	—	19,702,277	3,940,456
Cydelity Inc. Series A-2 Preferred	—	—	2,500,009	—	—	—	25,535,051	2,500,009
Cydelity Inc. Common Stock	1,000,000	—	—	—	—	—	1,000,000	—
Cydelity Inc. Series A Warrants	7,500,000	—	—	—	—	—	—	—
Cydelity Inc., Bridge Note, 8%	3,000,000	3,000,000	700,000	(3,700,000)	—	—	—	—

Total Controlled Affiliates		$15,504,462	$9,108,445	$(3,700,000)	$0	$—		$20,912,907

			For the Year Ended October 31, 2006
Name of Investment	Shares/ Principal Amount Held at October 31, 2005	October 31, 2005 Value	Purchases/ Conversion Acquisitions	Sale/ Conversion Proceeds	Interest Received	Realized Gain (Loss)	Shares/ Principal Amount Held at October 31, 2006	October 31, 2006 Value (Note 1)
Non-Controlled Affiliates
Chips & Systems, Inc., Series A Preferred	7,000,000	$—	$—	$—	$—	$—	7,000,000	$—
Chips & Systems, Inc. Bridge Note	1,441,133	—	—	—	—	—	1,441,133	—
Ethertronics, Inc., Series B Preferred	4,433,333	6,650,000	—	—	—	—	4,433,333	6,650,000
Ethertronics, Inc., Series B Warrants	281,667	—	—	—	—	—	281,667	—
Ethertronics, Inc., Series C Warrants	163,580	—	—	—	—	—	214,073	—
Ethertronics, Inc., Bridge Note	—	—	500,000	(500,000)	—	—	—	—
Ethertronics, Inc., Series C Preferred	980,172	1,470,258	504,932	—	—	—	1,316,793	1,975,190
Genoptix, Inc., Series 1-A Preferred	942,481	950,822	—	—	—	—	942,481	950,822
Genoptix, Inc., Series 1-B Preferred	1,403,696	950,822	—	—	—	—	1,403,696	950,822
Genoptix, Inc., Common Stock	46,860	—	—	—	—	—	46,860	—
Genoptix, Inc., Series 1-C Preferred	620,580	554,178	—	—	—	—	620,580	554,178
Genoptix, Inc., Series 1-D Preferred	728,413	461,815	—	—	—	—	728,413	461,815
LightConnect, Inc., Series B Preferred	4,330,504	5,000,000	—	(5,000,000)	—	(3,771,140)	—	—
LightConnect, Inc., Series C Preferred	12,292,441	992,000	—	(992,000)	—	(748,194)	—	—
MIDAS Vision Systems, Inc., Series A-1 Preferred	933,593	—	—	—	—	—	933,593	—
MIDAS Vision Systems, Inc., Common Stock	157,396	—	—	—	—	—	157,396	—
NanoOpto Corp., Series A-1 Preferred	956,234	1,116,350	—	—	—	—	956,234	840,912
NanoOpto Corp., Series B Preferred	3,023,399	1,286,155	—	—	—	—	3,023,399	1,286,155
NanoOpto Corp., Series C Preferred	1,682,470	733,389	—	—	—	—	1,682,470	733,389
NanoOpto Corp., Series C Warrants	229,410	—	—	—	—	—	229,410	—
NanoOpto Corp., Series D Preferred	—	—	382,622	—	—	—	1,234,263	382,622
OpVista, Inc., Series AA Preferred	—	—	4,508,179	—	—	—	5,089,790	5,367, 967
OpVista, Inc., Series B Preferred	5,333,333	—	—	(4,000,000)	—	—	—	—
OpVista, Inc., Series C Preferred	12,671,059	5,000,000	—	(2,500,000)	—	—	—	—

			For the Year Ended October 31, 2006
Name of Investment	Shares/ Principal Amount Held at October 31, 2005	October 31, 2005 Value	Purchases/ Conversion Acquisitions	Sale/ Conversion Proceeds	Interest Received	Realized Gain (Loss)	Shares/ Principal Amount Held at October 31, 2006	October 31, 2006 Value (Note 1)
OpVista, Inc., Series D Preferred	10,368,483	$1,058,000	$1,058,000	$(1,058,000)	$—	$—	—	$—
OpVista, Inc., Series E Preferred	15,935,224	1,626,030	1,626,030	(1,626,031)	—	—	—	—
OpVista, Inc., Common Stock	—	—	9,184,031	—	—	—	1,079,541	1,138,542
OpVista, Inc. 8% Bridge Note	—	—	1,727,599	(1,727,599)	—	—	—	—
OpVista, Inc., Warrants	—	—	8,681	(8,681)	—	(8,681)	—	—
Silverback Systems, Inc., Common	—	—	4,759,081	—	—	—	40,026	—
Silverback Systems, Inc., Series B	—	—	1,500,781	—	—	—	559,993	1,600,000
Silverback Systems, Inc., Series A-2 Preferred	—	—	2,070,310	—	—	—	772,503	—
Silverback Systems, Inc., Series B-1 Preferred	2,211,898	1,415,615	—	(1,415,615)	—	—	—	—
Silverback Systems, Inc., Series C Preferred	34,364,257	3,333,333	—	(3,343,467)	—	—	—	—
Silverback Systems, Inc., 5% Bridge Notes	1,969,206	1,969,206	300,000	(2,269,206)	—	—	—	—
Silverback Systems, Inc., Series C Warrant	4,173,033	196	—	(196)	—	(195)	—	—
Tensys Medical, Inc., Bridge Note	—	—	52,017	—	—	—	52,017	52,017
Tensys Medical, Inc., Series C Preferred	4,166,667	1,887,160	—	—	—	—	4,166,667	1,887,160
Tensys Medical, Inc., Series D Preferred	1,187,500	537,840	—	—	—	—	1,187,500	537,840

Total Non-Controlled Affiliates		$36,993,169	$28,182,263	$(24,440,795)	$0	$(4,528,210)		$25,369,431

As of October 31, 2005, Archemix Corporation is no longer considered to be an affiliated company. LogicLibrary, Inc. has also been reclassified from a non-controlled affiliate to a controlled affiliate.

Note 6 — Pending Litigation

The former Investment Adviser was contacted in September 2003 by the Office of the New York State Attorney General (the “NYAG”), and the Securities and Exchange Commission (the “SEC”) in connection with their investigations of practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares (the “Investigations”). The former Investment Adviser has cooperated with respect to these Investigations. As disclosed previously, these investigations focused on circumstances in which a small number of parties were permitted to engage in short-term trading of shares of certain mutual funds managed by the former Investment Adviser. The short-term trading activities permitted under these arrangements have been terminated and the former Investment Adviser has strengthened its policies and procedures to deter frequent trading.

The former Investment Adviser, certain of its affiliates and others have also been named in four class action lawsuits and derivative actions which allege that the former Investment Adviser, certain of its affiliates and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of certain mutual funds managed by the former Investment Adviser. Each seeks unspecified monetary damages and related equitable relief.

The class and derivative actions described above were transferred to the United States District Court for the District of Maryland for coordinated and consolidated pre-trial proceedings. In November 2005, the Maryland court dismissed many of the plaintiffs’ claims in both the class action and derivative lawsuits. Several affiliates of the former Investment Adviser and individual defendants have also been dismissed. Plaintiffs’ claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended, and under Section 36(b) and 48(a) of the Investment Company Act of 1940, as amended, however, have not been dismissed. Discovery has commenced with respect to plaintiffs’ remaining claims.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information and consultation with counsel, the Investment Adviser believes that the pending Investigations and private lawsuits are not likely to materially affect the Investment Adviser’s ability to provide investment management services to the Company. Neither the Investment Adviser nor the Company are a subject of the Investigations nor a party to the lawsuits described above.

Note 7 — Guarantees

In the normal course of business, the Company enters into contracts that provide general indemnifications. The Company’s maximum exposure under these agreements is dependent on future claims that may be made against the Company, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

Note 8 — New Accounting Pronouncement

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The company is in the process of evaluating the effects of the adoption of FIN 48 on the financial statements.

FASB issued a Statement No. 157 in September 2006, Fair Value Measurements, which is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. This statement provides enhanced guidance for using fair value to measure assets and liabilities. It clarifies fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. The standard applies whenever other standards require (or permit) assets or liabilities to be measured at fair value. The standard does not expand the use of fair value in any new circumstances. The company is reviewing the statement and its impact on the financial statements.

Note 9 — Subsequent Events

On November 20, 2006, Schwab announced an agreement to sell U.S. Trust, a wholly-owned subsidiary of Schwab, to the Bank of America Corporation (the “Sale”). The Sale of U.S. Trust includes all of U.S. Trust’s subsidiaries, including USTA, the Company’s Investment Adviser, and U.S. Trust NY, the Company’s Investment Sub-Adviser. The Sale is subject to Federal Reserve Board and other regulatory approvals.

USTA will continue to serve as the investment adviser to the Company after the Sale. U.S. Trust N.Y. will also continue to serve as the Investment Sub-Adviser to the Company after the Sale. However, due to the change in ownership of USTA and U.S. Trust N.Y., the Sale may have the effect of terminating (i) the existing investment advisory agreement between the Company and USTA and (ii) the existing sub-advisory agreement between the Company and U.S. Trust N.Y. Accordingly, it is anticipated that the Company will enter into a new investment advisory agreement with USTA and a new sub-advisory agreement with U.S. Trust N.Y. upon consummation of the Sale (collectively, the “New Advisory Agreements”). The New Advisory Agreements will be subject to the approval of the Board of Managers and the members of the Company. The proposed New Advisory Agreements will be submitted to the members of the Company for approval late in the first quarter or early in the second quarter of 2007. A proxy statement will be mailed to the members of the Company in the first quarter of 2007 that will provide further details with respect to the Sale and the proposed New Advisory Agreements.

Deloitte & Touche LLP Two World Financial Center New York, NY 10281-1414 USA Tel: +1 212 436-2000 Fax: +1 212 436-5000 www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members and Board of Managers of

Excelsior Venture Partners III, LLC

We have audited the accompanying statement of assets and liabilities of Excelsior Venture Partners III, LLC (the “Fund”), including the schedule of investments, as of October 31, 2006, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 2002 were audited by other auditors whose report, dated December 17, 2002, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and the management of the private investment funds. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1(B), the financial statements include investment securities valued at $61,466,377 as of October 31, 2006, representing 81.35% of net assets, whose values have been estimated by the Investment Adviser, under the supervision of the Board of Managers, in the absence of readily ascertainable market values. We have reviewed the procedures used by the Investment Advisor in preparing the valuations of investment securities and have inspected the underlying documentation, and in the circumstances we believe the procedures are reasonable and the documentation appropriate. However, in the case of those securities with no readily ascertainable market value, because of the inherent uncertainty of valuation, the Investment Adviser’s estimate of values may differ significantly from the values that would have been used had a ready market existed for the securities and the differences could be material.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Excelsior Venture Partners III, LLC as of October 31, 2006, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

December 21, 2006

New York, NY

Excelsior Venture Partners III, LLC

Fund Management (Unaudited)

Information pertaining to the Board of Managers of the Company is set forth below.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Manager*

Disinterested Managers

Mr. Gene M. Bernstein, 59 United States Trust Company, N.A. 114 West 47th Street New York, NY 10036	Manager and Member of the Audit and Valuation Committees	Since Company inception	Mr. Bernstein is Director of NIC Holding Corp. He was Dean of the Skodneck Business Development Center at Hofstra University from 2000-2001. Prior to that, Mr. Bernstein was President and Vice Chairman at Northville Industries, a petroleum marketing, distribution, trading and storage company and wholly-owned subsidiary of NIC Holding Corp. Mr. Bernstein also serves as a director or manager of Excelsior Private Equity Fund II, Inc., Excelsior Venture Investors III, LLC, Excelsior Venture Partners III, LLC and Excelsior Directional Hedge Fund of Funds, LLC.	4

Mr. Victor F. Imbimbo, 54 United States Trust Company, N.A. 114 West 47th Street New York, NY 10036	Manager and Member of the Audit and Valuation Committees	Since Company inception	Mr. Imbimbo is the President and CEO of Caring Today, LLC., the publisher of Caring Today Magazine, the leading information resource within the family caregivers market. Prior to this, Mr. Imbimbo, was Executive Vice President of TBWA\New York and President for North America with TBWA/WorldHealth, a division of TBWA Worldwide where he directed consumer marketing program development for healthcare companies primarily within the pharmaceutical industry. Mr. Imbimbo serves as a director or manager of Excelsior Private Equity Fund II, Inc., Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC and Excelsior Directional Hedge Fund of Funds, LLC. Mr. Imbimbo is a Board member for Vertical Branding, Inc, a public company specializing in direct response branding and marketing.	4

Mr. Stephen V. Murphy, 61 United States Trust Company, N.A. 114 West 47th Street New York, NY 10036	Manager and Member of the Audit and Valuation Committees	Since Company inception	Mr. Murphy is President of S.V. Murphy & Co., an investment banking firm. Mr. Murphy serves as a director or manager of Excelsior Private Equity Fund II, Inc., Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC and Excelsior Directional Hedge Fund of Funds, LLC. He also serves on the board of directors of The First of Long Island Corporation, The First National Bank of Long Island and Bowne & Co., Inc.	4

Interested Manager

Mr. John C. Hover II, 63** United States Trust Company, N.A. 114 West 47th Street New York, NY 10036	Manager and Chairman of the Board	Since Company inception	Mr. Hover was an Executive Vice President of U.S. Trust Company (retired since 1998). Mr. Hover serves as chairman of the board of directors or managers of Excelsior Private Equity Fund II, Inc., Excelsior Venture Partners III, LLC and Excelsior Venture Investors III, LLC. He also serves on the board of directors of Tweedy, Browne Fund, Inc.	3

*	The “Fund Complex” consists of Excelsior Private Equity Fund II, Inc., Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC and Excelsior Directional Hedge Fund of Funds, LLC.
**	Mr. Hover is considered an “interested person”, as defined by the Investment Company Act of 1940, as amended, of the Company due to the fact that he holds securities of The Charles Schwab Corporation, a parent company of the investment adviser.

Excelsior Venture Partners III, LLC

Fund Management (Unaudited) — (continued)

Information pertaining to the officers of the Company is set forth below.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Mr. Robert Aufenanger, 53 UST Advisers, Inc. 225 High Ridge Road Stamford, CT 06905	Treasurer	Since April, 2003	Senior Vice President, U.S. Trust. Prior to U.S. Trust, Mr. Aufenanger worked as a consultant to various clients in the fund industry and prior to this was Chief Financial Officer for Icon Holdings Corp.

Mr. Leo P. Grohowski, 48* United States Trust Company, N.A. 114 W. 47th Street New York, NY 10036	Co-Chief Executive Officer	Since December, 2005	Mr. Grohowski is Executive Vice President and Chief Investment Officer of U.S. Trust. Prior to joining U.S. Trust in October, 2005, Mr. Grohowski was chief investment officer of Deutsche Asset Management Americas and Scudder Investments (2002-2005). From 1999-2002, Mr. Grohowski was chief investment officer of Deutsche Bank Private Banking. Prior to that, he worked at Bankers Trust where he served as a senior trust investment officer of the Private Bank and head of the U.S. Investment Strategy Group

Mr. Raghav V. Nandagopal, 44 UST Advisers, Inc. 225 High Ridge Road Stamford, CT 06905	Co-Chief Executive Officer	Since June, 2005	Senior Vice President, U.S. Trust. Prior to U.S. Trust, Mr. Nandagopal held positions at McKinsey & Company and AT&T Capital.

Mr. Lee A. Gardella, 39 UST Advisers, Inc. 225 High Ridge Road Stamford, CT 06905	Vice President	Since Company, inception	Senior Vice President, U.S. Trust.

Mr. Hiam Arfa, 47 United States Trust Company, N.A. 114 W. 47th Street New York, NY 10036	Chief Compliance Officer	Since October, 2006	Prior to joining U.S. Trust: Associate Director of Compliance, Bear Stearns Asset Management (11/2004-09/2006); and Vice President Regulatory Compliance, JP Morgan Asset Management (08/1998-11/2004).

All officers of the Company are employees and/or officers of the Investment Adviser.

Officers of the Company are elected by the Managers and hold office until they resign, are removed or are otherwise disqualified to serve.

*	On December 7, 2006, Mr. Grohowski resigned as the Company’s Co-Chief Executive Officer. On December 7, 2006, David Bailin was appointed by the Board of Managers to be the Company’s Co-Chief Executive Officer.

Approval of Investment Advisory Agreement

At a meeting held on June 7, 2006 the Board of the Company, and those Managers (the “Independent Managers”) who are not “interested persons” of the Company as defined in the Investment Company Act of 1940, as amended, voting separately, approved the renewal of the Company’s Agreement with the Investment Adviser. In connection with such action, the Investment Adviser presented detailed information to the Board requested by the Independent Managers through their counsel. Such information included (i) information confirming the financial condition of the Investment Adviser and the Investment Adviser’s profitability derived from its relationship with the Company; (ii) a description of the personnel and services provided by the Investment Adviser; (iii) comparative information on investment performance; and (iv) information regarding brokerage and portfolio transactions.

The Board reviewed and discussed financial information provided by the Investment Adviser which included an annual report and financial statements for both U.S. Trust and its parent companies. The Board reviewed and considered the Investment Adviser’s profitability derived from its relationship with the Company. Specifically, the Board reviewed and considered a profit contribution analysis of the Investment Adviser showing its fees, income, and expenses in connection with the Company and the methodology used in the analysis. The Board determined that the Investment Adviser is solvent and sufficiently well capitalized to perform the ongoing responsibilities to the Company and to satisfy its obligations under the Investment Company Act of 1940, as amended, and the Agreement.

The Board reviewed the advisory fee and the effective investment advisory fee rate paid by the Company and the appropriateness of such advisory fee. The Board reviewed and considered any economies of scale realized by the Company and how the current advisory fee for the Company reflects the economies of scale for the benefit of the members of the Company, noting that as a closed-end fund nearing the end of its investment period and distributing its assets economies of scale were not a significant factor. It was noted, however, that the management fee rate for the Company was reduced after the period of initial investment.

The Board also reviewed and considered the fees or other payments received by the Investment Adviser. Specifically, the Board reviewed and considered comparison of fees charged by investment advisers to fund peers of the Company, noting that the Investment Adviser’s fees were at the lower end of a narrow range. The Board also considered and reviewed information regarding brokerage, observing that the Company only infrequently engages in transactions in the public securities markets.

The Board reviewed and considered the qualifications of the current and anticipated portfolio managers to manage the portfolio of the Company, including their history managing private equity investments generally and their prior involvement with companies in the Company’s investment portfolio, and the background and expertise of the key personnel and amount of time they would be able to devote to the affairs of the Company. The Board concluded, in light of the particular requirements of the Company and the relatively late stage of the investment program, that it was satisfied with the professional qualifications and overall commitment to the Company of the portfolio management team.

The Board considered the nature, extent and quality of services rendered to the Company by the Investment Adviser and the investment performance of the Company based on the data provided which included comparisons with the public markets as evidenced by NASDAQ data, and venture economics data. It was noted that the performance information available was considered less reliable since the Company, along with its peer group, has not yet experienced significant realizations. The Board determined that in light of the data taken as a whole and the nature and stages of the investment program of the Company, the investment performance was reasonable and acceptable. The Board discussed the Investment Adviser’s profitability, and it was noted that the profitability percentage was within ranges generally determined to be reasonable, given the services rendered and the Company’s performance and services provided. The Board concluded that the Company’s fees paid to the Investment Adviser were reasonable in light of comparative performance and advisory fee information, cost of the services provided and profits to be realized and benefits derived by the Investment Adviser from the relationship with the Company.

Alternative investments are sold to qualified investors only by a Confidential Offering Memorandum. An investment in an alternative investment fund is speculative and should not constitute a complete investment program. The information presented in the annual letter is current as of the date noted, is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy interests in any fund. This is not, and under no circumstances is to be construed as, an offer to sell or a solicitation to buy any of the securities or investments referenced, nor does this information constitute investment advice or recommendations with respect to any of the securities or investments used. Past performance is no guarantee of future results. U.S. Trust and its affiliates are wholly owned subsidiaries of The Charles Schwab Corporation. Additional information is available upon request.

The SAI (or Statement of Additional Information) includes additional information about the managers of the Company and is available, without charge, upon request by calling (800) 647-6972.

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

Stephen Murphy is the audit committee financial expert and is “independent,” pursuant to the general instructions on Form N-CSR Item 3.

Item 4.	Principal Accountant Fees and Services.

On November 23, 2004, the Fund engaged Deloitte & Touche, LLP (“D&T”) as the Fund’s independent registered public accounting firm for the fiscal year ended October 31, 2004, replacing Ernst & Young LLP (“E&Y”), the Fund’s prior independent registered public accounting firm. E&Y was terminated by the Fund on October 28, 2004 as a result of concerns regarding their independence at the time of issuance of their report on the Fund’s October 31, 2003 financial statements. These concerns are the result of certain real estate consulting services performed by E&Y on a contingent fee basis for Charles Schwab & Co., Inc., an affiliate of the Fund’s Adviser.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $46,665 for 2006 and $21,500 for 2005.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2006 and $0 for 2005.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2006 and $0 for 2005.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2006 and $0 for 2005.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee (the “Committee”) has oversight responsibility for determining the qualification and independence of the registrant’s independent auditors, as well as the pre-approval policies and procedures. In discharging its responsibilities in this area, the Committee:

•	evaluates the independence of the registrant’s independent auditors and receives the auditors’ specific representations as to their independence;

•	to the extent required by applicable law, pre-approves: (i) all audit and non-audit services that the registrant’s independent auditors provide to the registrant, and (ii) all non-audit services that the registrant’s independent auditors provide to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant;

•

reviews reports prepared by the registrant’s independent auditors detailing the fees paid to the registrant’s independent auditors for: (i) audit services (includes all services necessary to perform an audit, services provided in connection with statutory and regulatory filings or engagements and other services generally provided by independent auditors, such as comfort letters, statutory audits, attest services, consents and assistance with, and review of, documents filed with the Securities and Exchange Commission (“SEC”); (ii) audit-related services (covers assurance and due diligence services, including, employee benefit plan audits, due diligence related to mergers and acquisitions, consultations and audits in connection with acquisitions, internal control reviews and consultations concerning financial accounting and reporting standards); (iii) tax services (services performed by a professional staff in the accounting firm’s tax division, except those services related to the audit, including tax compliance, tax planning and tax advice); and (iv) other services (includes financial information systems implementation and design);

•	ensures that the registrant’s independent auditors prepare and deliver annually to the Committee a written statement (the “Auditors’ Statement”) describing: (i) the auditors’ internal quality control procedures; (ii) any material issues raised by the most recent internal quality control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditors and the registrant, including each non-audit service provided to the registrant and the matters set forth in Independence Standards Board No. 1;

•	receives and reviews periodic written reports or updates from the registrant’s independent auditors regarding any: (i) critical accounting policies to be used; (ii) alternative accounting treatments that have been discussed with the registrant’s management along with a description of the ramifications of the use of such alternative treatments and the treatment preferred by the independent auditors; (iii) material written communications between the auditor and management of the registrant; and (iv) all non-audit services provided to any entity in the registrant’s investment registrant complex that were not pre-approved by the Committee;

•	reviews and evaluates the qualifications, performance and independence of the lead partner of the registrant’s independent auditors;

•	requires the registrant’s independent auditors to report any instance of an audit partner of those auditors earning or receiving compensation based on that partner procuring engagements with the registrant to provide any services other than audit, review or attest services.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not applicable

(c)	Not applicable

(d)	Not applicable

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $836,200 for 2006 and $683,400 for 2005.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

EXCELSIOR VENTURE INVESTORS III, LLC

The Proxy Voting Policies are set forth within.

Proxy Voting Policy

Excelsior Venture Investors III, LLC (the “Fund”) has adopted this policy with respect to the voting of proxies on matters relating to its sole investment security holding, its membership interest in Excelsior Venture Partners III, LLC (the “Master Fund”).

When the Fund is asked to provide proxies in respect of the Master Fund the Fund will either (a) seek instructions from its security holders with regard to the voting of all such proxies and vote such proxies only in accordance with such instructions or (b) will vote the units membership interest held by it in the same proportion as the vote of all other holders of units of membership interest in the Master Fund. This policy has been adopted consistent with the requirements of Section 12(d)(1)(E)(iii)(aa) of the Investment Company Act of 1940.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members - As of the date of the filing.

Mr. Raghav Nandagopal is the portfolio manager (the “Portfolio Manager”) primarily responsible for the day-to-day management of the registrant’s portfolio, subject to such policies as may be adopted by the Board of Managers.

Mr. Raghav Nandagopal has served as the Portfolio Manager of the registrant since July 2005. Mr. Nandagopal joined U.S. Trust in 2001. He is a Senior Vice President of the Investment Adviser and a Co-CEO of Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC, and Excelsior Private Equity Fund II, Inc. Mr. Nandagopal currently is on the board of directors of some of the underlying companies in the portfolios of these funds. Mr. Nandagopal is also a Vice President of Excelsior Buyout Investors LLC.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member - As of October 31, 2006:

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Raghav Nandagopal	Registered Investment Companies:	0	n/a	0	n/a
Raghav Nandagopal	Other Pooled Investment Vehicles:	2	$125,411,314	2	$125,411,314
Raghav Nandagopal	Other Accounts:	1	$19,963,564	0	n/a

Potential Material Conflicts of Interest

Real, potential or apparent conflicts of interest may arise should Mr. Nandagopal have day-to-day portfolio management responsibilities with respect to more than one fund. Mr. Nandagopal may manage other accounts with investment strategies similar to the Registrant, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Adviser may vary among these accounts and Mr. Nandagopal may personally invest in these accounts. These factors could create conflicts of interest if Mr. Nandagopal were to have incentives to favor certain accounts over others, resulting in other accounts outperforming the Registrant. These risks are largely mitigated in the case of the Registrant, however, since its investment program, which is conducted through the portfolio activities of Excelsior Venture Partners III LLC, has largely been completed, subject only to follow on investments which may be made in certain existing portfolio companies.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members - As of October 31, 2006:

Mr. Nandagopal compensation consists of a combination of a fixed salary and a discretionary bonus. The discretionary bonus is not tied directly to the performance of, or value of assets, of the Registrant or any other fund managed by the Adviser. The amount of salary and bonus paid to Mr. Nandagopal is based on a variety of factors, including, without limitation, the financial performance of the Adviser, execution of managerial responsibilities, client interactions, support and general teamwork. In addition to salary and bonus, Mr. Nandagopal would be entitled to a portion of any incentive carried interest allocation received by the Adviser as the Special Member of Excelsior Venture Partners III, LLC.

(a)(4) Ownership of Fund Securities

As of October 31, 2006, Mr. Nandagopal owns approximately $12,644 of Interests in the Registrant.

(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last submitted a response to this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of Ethics, or any amendments thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Separate certifications for the registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Exhibit 99.CERT.

(a)(3)	Not applicable.

(b)	Certifications for the registrant’s principal executive officer and principal financial officer, as required by Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as Exhibit 99.906. CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Excelsior Venture Investors III, LLC

By (Signature and Title)*	/s/ David Bailin
David Bailin, Co-Chief Executive Officer
(Co-Principal Executive Officer)

Date January 5, 2007

By (Signature and Title)*	/s/ Raghav V. Nandagopal
Raghav V. Nandagopal, Co-Chief Executive Officer
(Co-Principal Executive Officer)

Date January 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David Bailin
David Bailin, Co-Chief Executive Officer
(Co-Principal Executive Officer)

Date January 5, 2007

By (Signature and Title)*	/s/ Raghav V. Nandagopal
Raghav V. Nandagopal, Co-Chief Executive Officer
(Co-Principal Executive Officer)

Date January 5, 2007

By (Signature and Title)*	/s/ Robert F. Aufenanger
Robert F. Aufenanger, Treasurer
(Principal Financial Officer)

Date January 5, 2007

*	Print the name and title of each signing officer under his or her signature.